UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-08238

Morgan Stanley India Investment Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

1585 Broadway, New York, New York 10036

(Address of Principal Executive Offices)

Deidre E. Walsh

One Post Office Square, Boston, Massachusetts 02109

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

December 31,

Date of Fiscal Year End

December 31, 2025

Date of Reporting Period

Item 1. Reports to Stockholders

(a)

Morgan Stanley Investment Management Inc.
Adviser

Morgan Stanley India Investment Fund, Inc. NYSE: IIF

Annual Report

December 31, 2025

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Table of Contents (unaudited)

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Letter to Stockholders (unaudited)

Performance

For the year ended December 31, 2025, the Morgan Stanley India Investment Fund, Inc. (the "Fund") had total returns of -0.67%, based on net asset value, and 7.05% based on market value per share (including reinvestment of distributions), compared to its benchmark, the MSCI India Index (the "Index"), which returned 2.62%. On December 31, 2025, the closing price of the Fund's shares on the New York Stock Exchange was $24.98, representing a 10.50% discount to the Fund's net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•  The Fund underperformed the Index for the year ended December 31, 2025. The Fund's stock selection detracted the most from relative returns.

•  The largest contributor was the Fund's stock selection in and overweight allocation to the financials sector. While stock selections in the information technology and utilities sectors detracted, underweight allocation to both sectors were positive contributors and offset the detraction.

•  Detractors from relative performance came from stock selection in and underweight allocation to the materials and industrials sectors. Stock selection in and overweight allocation to the health care sector was another drag on relative performance. Stock selection in the consumer staples and consumer discretionary sectors also detracted.

Management Strategies

•  Higher-than-expected U.S. tariffs, non-artificial intelligence (AI) trade, rupee weakness: While 2025 marked India's biggest calendar year underperformance versus emerging markets (EM) equities in the last 30 years, India's relative underperformance had started in the second half of 2024.i This weakness was primarily orchestrated by policymakers. Following the pandemic, the Indian government adopted a stance of tight fiscal discipline, while the Reserve Bank of India (RBI) began tightening monetary policy from mid-2022 and drained excess liquidity from the system. The lagged impact from tighter policy eventually translated into weak nominal gross domestic product growth, which has a direct impact on domestically oriented stocks. This domestic slowdown was further compounded by two external factors. First, a much-higher-than-expected levied U.S. tariff rate created headwinds for trade and sentiment. Second, India missed out on the global growth engine driven by AI, which was the biggest global investment theme in the past few years. As a result, with India's information technology (IT) services re-anchoring growth expectations in this transition phase, the consumption recovery looked uneven.

•  India closed 2025 with a macro backdrop that was more stable than headlines suggested, supported by a decisive pivot in monetary policy and resilient high-frequency indicators. The December 2025 monetary policy committee meeting — which cut the policy repo rate by 25 basis pointsii to 5.25% — signaled confidence that inflation had decisively rolled over, with both the headline and core-core components of inflation consistently undershooting expectations. We believe that the growth in the first half of this fiscal year has been buoyed by stimulus provisions, but we also believe that we could see some moderation in growth

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Letter to Stockholders (unaudited) (cont'd)

in the near term, which is slowing the transmission from an easier monetary policy. Liquidity conditions fluctuated sharply in December 2025 — swinging from a surplus of 1.7 trillion rupees in the beginning of December to a deficit of 716 billion rupees by month-end as advance taxes went out iii— which reinforced the RBI's guidance that durable liquidity injections will likely be deployed in early 2026 to stabilize market conditions.

•  Largest relative underperformance versus EM in 30 years: The S&P BSE Sensex advanced 9% in 2025.iv The MSCI India Index's rank fell to 19th (among 24 emerging markets) in the MSCI Emerging Markets Index cohort versus fourth in 2024 and ninth in 2023. It underperformed the MSCI Emerging Markets Index by more than 28 percentage points in 2025, following 6 percentage points of outperformance in 2024.

•  On an annual basis, foreign institutional investors (FIIs) recorded their highest annual outflows of $18.8 billion, while domestic institutional investors (DIIs) saw record inflows of $88.7 billion.v Systematic investment plan (SIP) flows remained robust at $35.0 billion.v

•  The MSCI India Index's valuations moderated year-over-year on an absolute basis, while relative valuations corrected more sharply from their peak in late third quarter 2024. Equity issuance moderated to 0.7% of market cap, versus 0.8% in 2024.iv

•  The December 2025 headline consumer price index (CPI) rose to a three-month high of 1.3% year-on-year , compared to 0.7% in November 2025, primarily driven by food prices, which saw sequential gains across categories such as cereals, pulses and vegetables.vi The headline CPI print for December 2025 came in lower than expected due to base effects. Fuel inflation softened to 2% year-on-year. Core inflation, which excludes food and fuel, rose to 4.7%, while the narrower measure excluding gold and gasoline stayed at 2.4%.

•  The Reserve Bank of India cut the repo rate by 25 basis points to 5.25% in December 2025 while maintaining its neutral stance, bringing a cumulative 125 basis points of monetary easing in 2025. The central bank noted the country's resilience and continued to maintain a pro-growth stance, taking advantage of the policy space created by disinflation, but also did not want the markets to price in an automatic glide path lower, i.e., a 2019-style monetary easing cycle. Reinforcing liquidity support suggested the central bank was prioritizing transmission of the easier policy. We read this as confidence with caution, amid a volatile geopolitical environment.

•  At the end of the reporting period, high-frequency data indicated a government spending pickup in the prior couple of months, and we expected to see some continued improvement here as some of the key state election-related noise fades. We have seen early signs of credit growth momentum with selective pockets seeing sequential improvement, backed by supportive deposit growth. Industrial production rose after the festive season, and manufacturing output and passenger vehicle production remained strong, which indicated transmission of easier monetary policy has been happening, albeit slowly. Rural wages, on the other hand, were still showing mixed signs, partially impacted by weak food inflation. However, we believe food inflation likely hit its trough and, with base effect dynamics, appeared poised for an inflection. This, combined with the government's renewed emphasis on

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Letter to Stockholders (unaudited) (cont'd)

consumption, suggested support for rural wage growth, in our view. As a result, we remained invested in what we believe are cyclically beneficial consumer and financials companies that show earnings visibility and valuation comfort.

•  Portfolio positioning: As we have previously noted, while 2025 did not create headline excitement, monetary and fiscal headwinds appeared to be behind us with easing financial conditions expected to support growth. Corporate earnings revisions appeared to be bottoming out after a challenging fiscal year 2025, and with inflation benign and easy interest rates, operating leverage seemed likely to re-emerge in calendar year 2026, strengthening the earnings breadth that has been previously lacking. As of the close of the reporting period, we believed domestic liquidity remained a durable anchor, reducing downside volatility in the scenario that global conditions remain choppy. However, we continued to expect volatility stemming from ongoing geopolitical challenges and the impact of U.S.-imposed tariffs on exports, which were also weighing on the currency. We continued to believe in reforms being undertaken to strengthen India's position in global manufacturing. While we remained cautious on exporters given the global backdrop, we saw selective opportunities in segments such as electronics, pharmaceuticals and specialty chemicals as potential longer-term beneficiaries of India's manufacturing push.

Sincerely,

John H. Gernon
President and Principal Executive Officer  January 2026

i Source: Bloomberg L.P., FactSet, Haver Analytics. Data as of December 31, 2025. Performance represented by the MSCI India Index and MSCI Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Index currently consists of 24 emerging market country indexes.

ii One basis point = 0.01%

iii Source: Reserve Bank of India and Jefferies - India Financial Daily, December 11, 2025 and December 30, 2025.

iv Source for index data, investor flows and equity issuance: "The Year That Was — Absolute Rise, Relative Fall," Morgan Stanley, January 2, 2026. The S&P BSE Sensex (S&P Bombay Stock Exchange Sensitive Index) is a free-float market-weighted stock market index of 30 well-established and financially sound companies listed on Bombay Stock Exchange.

v Source for all India flows data: National Securities Depository Limited and Association of Mutual Funds in India. Data as of December 2025.

vi Source for consumer price index data: Morgan Stanley — India Economics, published January 12, 2026.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Performance Summary (unaudited)

Performance of $10,000 Investment as of December 31, 2025
Over 10 Years

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Average Annual Total Returns as of December 31, 2025(1) (unaudited)

	One Year	Five Years	Ten Years
NAV	-0.67%	13.26%	9.63%
Market price	7.05%	14.71%	9.87%
MSCI India Index(2)	2.62%	9.88%	9.70%

Performance data quoted on the graph and table represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested at prices obtained under the Fund's dividend reinvestment plan. For the most recent month-end performance figures, please visit www.morganstanley.com/im/closedendfundsshareholderreports. Investment returns and principal value will fluctuate so that Fund shares, when sold, may be worth more or less than their original cost. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares. Total return, market price, NAV, market price distribution rate, and NAV distribution rate will fluctuate with changes in market conditions. The Fund's total returns are based upon the market value and net asset value on the last business day of the period.

Distributions
Total Distributions per share for the period	$1.99
Distribution Rate at NAV(3)	7.11%
Distribution Rate at Market Price(3)	7.95%
% Premium/(Discount) to NAV(4)	(10.50)%

(1)  All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

(2)  The MSCI India Index is a free-float adjusted market capitalization weighted index that is designed to measure the performance of the large and mid cap segments of the Indian market. The performance of the Index is calculated in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

(3)  The Distribution Rate is based on the Fund's last regular distribution per share in the period (annualized) divided by the Fund's NAV or market price at the end of the period. The Fund's distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and non-dividend distributions, also known as return of capital. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. The Fund's distributions are determined by the investment adviser based on its current assessment of the Fund's long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

(4)  The shares of the Fund often trade at a discount or premium to their net asset value. The discount or premium may vary over time and may be higher or lower than what is quoted in this report.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (106.9%)
Automobile Components (2.8%)
Samvardhana Motherson International Ltd.	5,468,531	$7,305
Automobiles (6.5%)
Ather Energy Ltd. (a)	430,710	3,621
Mahindra & Mahindra Ltd.	329,134	13,593
		17,214
Banks (29.0%)
Axis Bank Ltd.	933,490	13,200
Federal Bank Ltd.	1,023,881	3,046
HDFC Bank Ltd.	1,650,144	18,229
ICICI Bank Ltd.	1,872,107	28,019
IDFC First Bank Ltd.	6,835,008	6,514
State Bank of India	669,680	7,326
		76,334
Beverages (1.5%)
United Breweries Ltd.	216,396	3,907
Capital Markets (2.5%)
360 ONE WAM Ltd.	222,122	2,944
HDFC Asset Management Co. Ltd.	123,157	3,663
		6,607
Chemicals (3.0%)
Pidilite Industries Ltd.	416,170	6,866
Supreme Industries Ltd.	29,097	1,086
		7,952
Construction & Engineering (1.0%)
Larsen & Toubro Ltd.	60,322	2,741
Construction Materials (3.5%)
Grasim Industries Ltd.	225,423	7,099
JSW Cement Ltd. (a)	1,618,628	2,138
		9,237
Consumer Finance (9.6%)
Bajaj Finance Ltd.	859,180	9,448
Cholamandalam Investment & Finance Co. Ltd.	417,290	7,915
Shriram Finance Ltd.	709,340	7,872
		25,235
Consumer Staples Distribution & Retail (1.2%)
Avenue Supermarts Ltd. (a)	75,419	3,176
	Shares	Value (000)
Electrical Equipment (2.2%)
CG Power & Industrial Solutions Ltd.	432,361	$3,117
Hitachi Energy India Ltd.	12,999	2,650
		5,767
Financial Services (1.6%)
Aavas Financiers Ltd. (a)	261,919	4,270
Food Products (1.6%)
Bikaji Foods International Ltd.	491,245	4,103
Health Care Providers & Services (4.0%)
Apollo Hospitals Enterprise Ltd.	107,063	8,396
Dr. Agarwal's Health Care Ltd. (a)	388,728	2,198
		10,594
Hotels, Restaurants & Leisure (9.9%)
Eternal Ltd. (a)	3,252,970	10,081
Le Travenues Technology Ltd. (a)	1,619,796	4,605
MakeMyTrip Ltd. (a)	64,260	5,277
Restaurant Brands Asia Ltd. (a)	3,341,296	2,347
Swiggy Ltd. (a)	862,340	3,712
		26,022
Household Durables (1.4%)
Amber Enterprises India Ltd. (a)	53,933	3,834
Information Technology Services (7.7%)
Coforge Ltd.	215,315	3,989
Infosys Ltd.	905,672	16,310
		20,299
Insurance (2.4%)
SBI Life Insurance Co. Ltd.	284,592	6,451
Oil, Gas & Consumable Fuels (5.4%)
Reliance Industries Ltd.	813,204	14,230
Pharmaceuticals (4.3%)
Emcure Pharmaceuticals Ltd.	234,346	3,561
Mankind Pharma Ltd.	231,538	5,667
Piramal Pharma Ltd.	1,106,945	2,122
		11,350
Real Estate Management & Development (1.3%)
Keystone Realtors Ltd.	589,935	3,464
Transportation Infrastructure (1.1%)
JSW Infrastructure Ltd.	902,974	2,863

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Portfolio of Investments (cont'd)

	Shares	Value (000)
Wireless Telecommunication Services (3.4%)
Bharti Hexacom Ltd.	437,259	$8,888
TOTAL COMMON STOCKS (Cost $168,928)		281,843
SHORT-TERM INVESTMENT (7.0%)
Investment Company (7.0%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class, 3.71% (See Note E) (Cost $18,307)	18,307,077	18,307
TOTAL INVESTMENTS (113.9%) (Cost $187,235) (b)(c)		300,150
LIABILITIES IN EXCESS OF OTHER ASSETS (-13.9%)		(36,590)
NET ASSETS (100.0%)		$263,560

(a)  Non-income producing security.

(b)  The approximate fair value and percentage of net assets, $276,566,000 and 104.9%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to Financial Statements.

(c)  At December 31, 2025, the aggregate cost for federal income tax purposes is approximately $195,606,000. The aggregate gross unrealized appreciation is approximately $115,530,000 and the aggregate gross unrealized depreciation is approximately $29,617,000, resulting in net unrealized appreciation of approximately $85,913,000.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	38.9%
Banks	25.4
Hotels, Restaurants & Leisure	8.7
Consumer Finance	8.4
Information Technology Services	6.8
Investment Company	6.1
Automobiles	5.7
Total Investments	100.0%

*  Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Financial Statements

Statement of Assets and Liabilities	December 31, 2025 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $168,928)	$281,843
Investment in Security of Affiliated Issuer, at Value (Cost $18,307)	18,307
Total Investments in Securities, at Value (Cost $187,235)	300,150
Foreign Currency, at Value (Cost $783)	783
Receivable from Affiliate	21
Dividends Receivable	2
Other Assets	12
Total Assets	300,968
Liabilities:
Dividends Payable	18,746
Deferred Capital Gain Country Tax	18,250
Payable for Advisory Fees	258
Payable for Custodian Fees	106
Payable for Professional Fees	24
Payable for Administration Fees	8
Payable for Stockholder Servicing Agent Fees	3
Payable for Fund Shares Redeemed	—	@
Other Liabilities	13
Total Liabilities	37,408
Net Assets
Applicable to 9,443,167 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$263,560
Net Asset Value Per Share	$27.91
Net Assets Consist of:
Common Stock	$94
Paid-in-Capital	177,718
Total Distributable Earnings	85,748
Net Assets	$263,560

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Financial Statements (cont'd)

Statement of Operations	Year Ended December 31, 2025 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $447 of Foreign Taxes Withheld)	$1,650
Dividends from Security of Affiliated Issuer (Note E)	134
Total Investment Income	1,784
Expenses:
Advisory Fees (Note B)	3,099
Custodian Fees (Note D)	258
Professional Fees	257
Administration Fees (Note C)	225
Stockholder Reporting Expenses	40
Stockholder Servicing Agent Fees	16
Directors' Fees and Expenses	5
Other Expenses	44
Total Expenses	3,944
Waiver of Administration Fees (Note C)	(133)
Rebate from Morgan Stanley Affiliate (Note E)	(5)
Net Expenses	3,806
Net Investment Loss	(2,022)
Realized Gain (Loss):
Investments Sold (Net of $3,776 of Capital Gain Country Tax)	18,773
Foreign Currency Transaction	(151)
Net Realized Gain	18,622
Change in Unrealized Appreciation (Depreciation):
Investments (Net of Increase in Deferred Capital Gain Country Tax of $2,985)	(22,719)
Foreign Currency Translation	— @
Net Change in Unrealized Appreciation (Depreciation)	(22,719)
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	(4,097)
Net Decrease in Net Assets Resulting from Operations	$(6,119)

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Financial Statements (cont'd)

Statements of Changes in Net Assets	Year Ended December 31, 2025 (000)	Year Ended December 31, 2024 (000)
Increase (Decrease) in Net Assets:
Operations:
Net Investment Loss	$(2,022)	$(2,004)
Net Realized Gain	18,622	20,190
Net Change in Unrealized Appreciation (Depreciation)	(22,719)	44,239
Net Increase (Decrease) in Net Assets Resulting from Operations	(6,119)	62,425
Dividends and Distributions to Stockholders	(18,567)	(26,050)
Paid-in-Capital	(179)	—
Capital Share Transactions:
Repurchase of Shares (215,787 and 287,919 shares)	(5,517)	(7,322)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(5,517)	(7,322)
Total Increase (Decrease)	(30,382)	29,053
Net Assets:
Beginning of Period	293,942	264,889
End of Period	$263,560	$293,942

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Financial Highlights

Selected Per Share Data and Ratios

	Year Ended December 31,
	2025		2024		2023		2022		2021
Net Asset Value, Beginning of Period	$30.43		$26.63		$24.60		$31.64		$25.25
Net Investment Loss(1)	(0.21)		(0.20)		(0.13)		(0.20)		(0.21)
Net Realized and Unrealized Gain (Loss)	(0.40)		6.54		5.04		(3.10)		7.50
Total from Investment Operations	(0.61)		6.34		4.91		(3.30)		7.29
Distributions from and/or in Excess of:
Net Investment Income	—		—		—		(0.20)		—
Net Realized Gain	(1.97)		(2.70)		(3.14)		(3.78)		(1.00)
Paid-in-Capital	(0.02)		—		—		—		—
Total Distributions	(1.99)		(2.70)		(3.14)		(3.98)		(1.00)
Anti-Dilutive Effect of Share Repurchase Program	0.08		0.16		0.26		0.24		0.10
Net Asset Value, End of Period	$27.91		$30.43		$26.63		$24.60		$31.64
Per Share Market Value, End of Period	$24.98		$25.27		$21.47		$20.30		$26.70
TOTAL INVESTMENT RETURN:(2)
Market Value	7.05%		30.62%		20.58%		(9.70)%		30.42%
Net Asset Value	(0.67)%		26.82%		23.41%		(7.66)%		29.82%
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$263,560		$293,942		$264,889		$258,488		$349,487
Ratio of Expenses Before Expenses Waived by Administrator	1.41%		1.37%		1.38%		1.37%		1.33%
Ratio of Expenses After Expenses Waived by Administrator	1.35	%(3)	1.31	%(3)	1.33	%(3)	1.32	%(3)	1.28	%(3)
Ratio of Net Investment Loss	(0.72	)%(3)	(0.66	)%(3)	(0.52	)%(3)	(0.68	)%(3)	(0.73	)%(3)
Ratio of Rebate from Morgan Stanley Affiliates	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)	0.00	%(4)
Portfolio Turnover Rate	24%		29%		38%		23%		41%

(1)  Per share amount is based on average shares outstanding.

(2)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund. Total returns are based upon the market value and net asset value on the last business day of each period.

(3)  The Ratio of Expenses After Expenses Waived by Administrator and Ratio of Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates."

(4)  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Notes to Financial Statements

The Morgan Stanley India Investment Fund, Inc. (the "Fund") was incorporated in Maryland on December 22, 1993, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund's adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), and Morgan Stanley Investment Management Company (the "Sub-Adviser"), seek long-term capital appreciation through investments primarily in equity securities of Indian issuers.

The Fund applies investment company accounting and reporting guidance Accounting Standards Codification ("ASC") Topic 946. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the Fund's Statement of Assets and Liabilities through the date that the financial statements were issued.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter ("OTC") market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers/dealers; (3) fixed income securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. If the Adviser and Sub-Adviser, each a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor does not reflect the security's fair value or the pricing service/vendor or exchange is unable to provide a price, prices from reputable brokers/dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from reputable brokers/dealers; (4) when market quotations are not readily available, as defined by Rule 2a-5 under the Act, including circumstances under which the Adviser or Sub-Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security's market value, portfolio securities are valued at their fair value as

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

determined in good faith under procedures approved by and under the general supervision of the Directors. Each business day, the Fund uses a third-party pricing service approved by the Directors to assist with the valuation of foreign equity securities. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities to more accurately reflect their fair value as of the close of regular trading on the NYSE; (5) foreign exchange transactions ("spot contracts") and foreign exchange forward contracts ("forward contracts") are valued daily using an independent pricing vendor at the spot and forward rates, respectively, as of the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value ("NAV") as of the close of each business day.

  In connection with Rule 2a-5 of the Act, the Directors have designated the Fund's Adviser as its valuation designee. The valuation designee has responsibility for determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser, as valuation designee, has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") ASC 820, "Fair Value Measurement" ("ASC 820"), defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs); and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

  The following is a summary of the inputs used to value the Fund's investments as of December 31, 2025:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobile Components	$—	$7,305	$—	$7,305
Automobiles	—	17,214	—	17,214
Banks	—	76,334	—	76,334
Beverages	—	3,907	—	3,907
Capital Markets	—	6,607	—	6,607
Chemicals	—	7,952	—	7,952
Construction & Engineering	—	2,741	—	2,741
Construction Materials	—	9,237	—	9,237
Consumer Finance	—	25,235	—	25,235
Consumer Staples Distribution & Retail	—	3,176	—	3,176
Electrical Equipment	—	5,767	—	5,767
Financial Services	—	4,270	—	4,270
Food Products	—	4,103	—	4,103
Health Care Providers & Services	—	10,594	—	10,594
Hotels, Restaurants & Leisure	5,277	20,745	—	26,022
Household Durables	—	3,834	—	3,834
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Information Technology Services	$—	$20,299	$—	$20,299
Insurance	—	6,451	—	6,451
Oil, Gas & Consumable Fuels	—	14,230	—	14,230
Pharmaceuticals	—	11,350	—	11,350
Real Estate Management & Development	—	3,464	—	3,464
Transportation Infrastructure	—	2,863	—	2,863
Wireless Telecommunication Services	—	8,888	—	8,888
Total Common Stocks	5,277	276,566	—	281,843
Short-Term Investment
Investment Company	18,307	—	—	18,307
Total Assets	$23,584	$276,566	$—	$300,150

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.

3.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in Indian rupees are translated into U.S. dollars as follows:

—  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

—  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency forward exchange contracts, disposition of foreign currency, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of Indian securities which involve certain considerations and risks not typically associated with investments in the United States. In addition to its smaller size, less liquidity and greater volatility, the Indian securities market is less developed than the U.S. securities market and there is often substantially less publicly available information about Indian issuers than there is about U.S. issuers. Settlement mechanisms are also less developed and are accomplished, in certain cases, only through physical delivery, which may cause the Fund to experience delays or other difficulties in effecting transactions.

4.  Indemnifications: The Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

5.  Dividends and Distributions to Stockholders : Dividends and distributions to stockholders are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared and paid annually. Net realized capital gains, if any, are distributed at least annually.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Investments in new Indian securities are made by making applications in the public offerings. The issue price, or a portion thereof, is paid at the time of application and reflected as share application money on the Statement of Assets and Liabilities, if any. Upon allotment of the securities, this amount plus any remaining amount of issue price is recorded as cost of investments. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis, if any. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

7.  Segment Reporting: The Fund operates as a single reportable segment, an investment company whose investment objective is included at the beginning of the Notes to the Financial Statements. The Fund's President acts as the Fund's Chief Operating Decision Maker (CODM), who is responsible for assessing the performance of the Fund's single segment and deciding how to allocate the segment's resources. To perform this function, the CODM reviews the information in the Fund's Financial Statements.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

B.  Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.10% of the Fund's average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets. The Adviser has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee of 0.02435% of the Fund's average weekly net assets plus $24,000 per annum. This waiver may be terminated at any time. For the year ended December 31, 2025, approximately $133,000 of administration fees were waived pursuant to this arrangement.

Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") also serves as Custodian for the Fund in accordance with a Custodian Agreement. The Custodian holds cash, securities and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

E.  Security Transactions and Transactions with Affiliates: For the year ended December 31, 2025, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments were approximately $70,816,000 and $98,775,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2025.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Government Portfolio (the "Liquidity Fund"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Fund. For the year ended December 31, 2025, advisory fees paid were reduced by approximately $5,000 relating to the Fund's investment in the Liquidity Fund.

A summary of the Fund's transactions in shares of affiliated investments during the year ended December 31, 2025 is as follows:

Affiliated Investment Company	Value December 31, 2024 (000)	Purchases at Cost (000)	Proceeds from Sales (000)	Dividend Income (000)
Liquidity Fund	$27,263	$33,573	$42,529	$134
Affiliated Investment Company (cont'd)	Realized Gain (Loss) (000)	Change in Unrealized Appreciation (Depreciation) (000)	Value December 31, 2025 (000)
Liquidity Fund	$—	$—	$18,307

During the year ended December 31, 2025, the Fund incurred approximately $9,000 in brokerage commissions with Morgan Stanley & Co. LLC, an affiliate of the Adviser/Administrator and Distributor, for portfolio transactions executed on behalf of the Fund.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. As a result of a change in the Rule 2a-5 under the act, which impacts transactions under Rule 17a-7, a security is an eligible security for purposes of Rule 17a-7 only when there is a "readily available market quotation" for the security. The Fund's Rule 17a-7 policy was amended effective September 8, 2022, to reflect the new requirements of Rule 2a-5.

For the year ended December 31, 2025, the Fund did not engage in any cross-trade transactions.

Each Director receives an annual retainer fee for serving as a Director of the Morgan Stanley Funds. The aggregate compensation paid to each Director is paid by the Morgan Stanley Funds, and is allocated on a pro rata basis among each of the operational funds of the Morgan Stanley Funds based on the relative net assets of each of the funds. The Fund also reimburses such Directors for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan"), which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the NAV of the Fund.

F.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. As of December 31, 2025, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure.

During this reporting period, the Fund adopted FASB Accounting Standards Update No. 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures (ASU 2023-09), which requires annual disclosure of the amount of income taxes paid (net of refunds received) disaggregated by federal, state, and foreign taxes, and further disaggregated by individual jurisdiction in which income taxes paid is equal to or greater than 5% of total income taxes paid. The adoption of ASU 2023-09 did not result in any changes to the Fund's financial statement presentation or disclosure.

FASB ASC 740-10, "Income Taxes — Overall", sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

Expense" and penalties in "Other Expenses" in the Statement of Operations. Tax positions taken or expected to be taken in the course of preparing the Fund's tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund's tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund's financial statements. The Fund's U.S. federal income tax returns are subject to examination by the Internal Revenue Service ("IRS") for a period of three years after they are filed. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the state departments of revenue and by foreign tax authorities.

The tax character of distributions paid may differ from the character of distributions shown for GAAP purposes due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal years 2025 and 2024 was as follows:

2025 Distributions Paid From:			2024 Distributions Paid From:
Ordinary Income (000)	Paid-in- Capital (000)	Long-Term Capital Gain (000)	Ordinary Income (000)	Paid-in- Capital (000)	Long-Term Capital Gain (000)
$1,858	$179	$16,709	$1,737	$—	$24,313

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

The Fund had no permanent differences causing reclassifications among the components of net assets for the year ended December 31, 2025.

At December 31, 2025, the Fund had no distributable earnings on a tax basis.

Qualified late year losses are capital losses and specified ordinary losses, including currency losses, incurred after October 31 but within the taxable year that, if elected, are deemed to arise on the first day of the Fund's next taxable year. For the year ended December 31, 2025, the Fund intends to defer to January 1, 2026 for U.S. federal income tax purposes the following losses:

Qualified Late Year Ordinary Losses (000)	Post-October Capital Losses (000)
$101	$64

G.  Other: Future economic and political developments in India could adversely affect the liquidity or value, or both, of securities in which the Fund is invested. In addition, the Fund's ability to hedge its currency risk is limited and accordingly, the Fund may be exposed to currency devaluation and other exchange rate fluctuations.

As permitted by the Fund's offering prospectus, on August 10, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their NAV. During the year ended December 31, 2025, the Fund repurchased 215,787 of its shares at an average discount of 12.04% from NAV. Since the inception of the program, the Fund has repurchased 14,698,905 of its shares at an average discount of 20.09% from NAV. The Directors regularly monitor the Fund's share repurchase program as part of their review and

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Notes to Financial Statements (cont'd)

consideration of the Fund's premium/discount history. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

At December 31, 2025, the Fund had record owners of 10% or greater. Investment activities of these shareholders could have a material impact on the Fund. The aggregate percentage of such owners was 10.0%.

H.  Results of Annual Meeting of Stockholders: On June 25, 2025, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Against
Frances L. Cashman	5,318,451	1,780,178
Jakki L. Haussler	5,132,200	1,966,429
Richard Gould III	5,326,751	1,771,878

I.  Market and Geopolitical Risk: The value of an investment in the Fund is based on the values of the Fund's investments, which change due to economic, geopolitical and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments. These types of events may be sudden and unexpected, and could adversely affect the value (or income generated by) and liquidity of the Fund's investments, which may in turn impact the Fund's ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as war, natural disasters or events, epidemics and pandemics, terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, supply chain disruptions and the threat or actual imposition of tariffs, trade barriers and other protectionist or retaliatory measures) adversely interrupt or otherwise affect the global economy and financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). These types of events may negatively impact broad segments of businesses and populations and have a significant and rapid negative impact on the performance or value of the Fund's investments, and adversely affect and increase the volatility of the Fund's share price exacerbate preexisting risks to the Fund. The frequency and magnitude of resulting changes in the value of the Fund's investments cannot be predicted.

Federal Tax Notice (unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2025.

The Fund designated and paid approximately $16,709,000 as a long-term capital gain distribution.

For federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2025. When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of approximately $2,027,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $4,223,000 and has derived net income from sources within foreign countries amounting to approximately $5,870,000.

In January, the Fund provides tax information to stockholders for the preceding calendar year.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Report of Independent Registered Public Accounting Firm

To the Stockholders and the Board of Directors of
Morgan Stanley India Investment Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Morgan Stanley India Investment Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2025, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at December 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Morgan Stanley investment companies since 2000.
Boston, Massachusetts
February 25, 2026

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Portfolio Management (unaudited)

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The current member of the team primarily responsible for the day-to-day management of the Fund's Portfolio is Amay Hattangadi, Managing Director of the Sub-Adviser.

Mr. Hattangadi has been associated with the Sub-Adviser in an investment management capacity since 1997 and began managing the Fund in March 2019.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Investment Policy (unaudited)

The Fund's investment objective is long-term capital appreciation. The Fund's investment objective is a fundamental policy of the Fund that may not be changed without the approval of a majority of the Fund's outstanding voting securities. As used herein, a "majority of the Fund's outstanding voting securities" means the lesser of (i) 67% of the shares represented at a meeting at which holders of more than 50% of the outstanding shares are represented, and (ii) more than 50% of the outstanding shares. The Fund seeks to achieve its objective by investing primarily in equity securities (i) of companies organized in, or for which the principal securities trading market is in, India, (ii) denominated in Rupees and issued by companies to finance operations in India or (iii) of companies that alone or on a consolidated basis derive 50% or more of their annual revenues primarily from either goods produced, sales made or services performed in India (collectively, "Indian issuers"). Currently, the Fund relies solely on the factors set forth in (i) and (iii) when investing in equity securities of Indian issuers and intends to continue to do so in the future. Income is not a consideration in selecting investments or an investment objective.

Under normal market conditions, substantially all, but not less than 80%, of the Fund's total assets will be invested in equity securities of Indian issuers. Equity securities are defined as common or preferred stocks (including convertible preferred stock), bonds, notes or debentures convertible into common or preferred stock, stock purchase warrants or rights, equity interests in trusts or partnerships or American, Global or other types of Depositary Receipts. Determinations as to eligibility will be made by the Adviser and/or the Sub- Adviser based on publicly available information and inquiries made to the companies. The Fund's 80% policy is a fundamental policy of the Fund that may not be changed without the approval of a majority of the Fund's outstanding voting securities. There is no assurance the Fund will be able to achieve its investment objective.

The Fund's definition of Indian issuers includes companies that may have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of these companies may reflect economic and market forces applicable to other countries, as well as in India. The Fund believes, however, that investment in these companies will be appropriate because the Fund will invest only in those companies which, in its view, have sufficiently strong exposure to economic and market forces in India and, therefore, their value will tend to reflect developments in India to a greater extent than developments in other countries. For example, the Fund may invest in companies organized and located outside of India when these companies meet one of the elements of the Fund's definition of Indian issuer and so long as the Fund believes at the time of investment that the value of the company's securities will principally reflect conditions in India.

The Fund invests its assets over a broad spectrum of the Indian economy, including, as conditions warrant from time to time, trade, financial and business services, transport and communications, manufacturing, textiles, food processing and construction. In selecting industries and companies for investment, the Adviser will consider overall growth prospects, competitive positions in export markets, technologies, research and development, productivity, labor costs, raw material costs and sources, profit margins, returns on investment, capital resources, government regulation, management and other factors. The Fund does not invest more than 25% of its total assets in any one industry.

To the extent that the Fund's assets are not invested in equity securities of Indian issuers, the remainder of its assets may be invested in (i) debt securities of Indian issuers, (ii) debt securities issued or guaranteed by the Indian Government or an Indian governmental

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Investment Policy (unaudited) (cont'd)

entity and (iii) short-term and medium-term debt securities of the type described below under "Temporary Investments." The Fund's assets may be invested in debt securities when the Fund believes that, based upon factors such as relative interest rate levels and foreign exchange rates, debt securities offer opportunities for long-term capital appreciation. It is likely that many of the debt securities in which the Fund will invest will be unrated and, whether or not rated, the debt securities may have speculative characteristics. The Fund will not, however, invest in debt securities rated below investment grade or, if unrated, considered by the Adviser to be of less than investment grade quality. However, there may be no readily available trading market for these securities and the Fund may not be able readily to dispose of such securities at prices that approximate those at which the Fund could sell securities if they were more widely traded. Currently, the market in debt securities of Indian issuers, excluding debt securities issued or guaranteed by the Indian government or a government entity, is not significant. In addition, for temporary defensive purposes, the Fund may invest less than 80% of its total assets in equity securities of Indian issuers.

The Fund may invest indirectly in securities of Indian issuers through sponsored or unsponsored American Depositary Receipts ("ADRs"), Global Depositary Receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"), to the extent such Depositary Receipts become available. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution which evidence an ownership interest in a security or pool of securities issued by a foreign corporation. ADRs are listed and traded in the United States. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States. Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

The Fund generally purchases and holds securities for long-term capital appreciation and does not generally trade for short-term gain. Accordingly, it is anticipated that the annual portfolio turnover rate normally will not exceed 60%, although, in any particular year, market conditions could result in portfolio activity at a greater or lesser rate than anticipated. The portfolio turnover rate for a year is calculated by dividing the lesser of sales or purchases of portfolio securities during that year by the average monthly value of the fund's

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Investment Policy (unaudited) (cont'd)

portfolio securities, excluding money market instruments. The rate of portfolio turnover will not be a limiting factor when the Fund deems it appropriate to purchase or sell securities for the Fund.

Foreign Institutional Investor Authorization

A foreign investor is permitted to invest in India either under the foreign direct investment ("FDI") route or under the foreign venture capital route as a foreign venture capital fund or under foreign portfolio investment route as a foreign institutional investor ("FII"). An FII is permitted to invest in the Indian primary and secondary market as per the provisions of the Securities and Exchange Board of India (Foreign Institutional Investor) Regulations 1995 (as amended from time to time) (the "Regulations") and the Government of India guidelines issued by the Ministry of Finance on September 14, 1992, only after obtaining registration as an FII. The Regulations provide detailed guidelines relating to the registration process of FIIs and sub-accounts. At the time of granting a certificate of registration, the Securities and Exchange Board of India ("SEBI") takes into account among others, the track record of the FII and its professional competence and financial soundness. Further, FIIs seeking registration must be registered with the securities commission or any other regulatory organization for stock markets in its home jurisdiction. Pursuant to an amendment to the Regulations in May 2008, the FII and sub-account registration is made permanent unless suspended or cancelled by SEBI. Also, an FII and a sub-account which has been registered with SEBI prior to the said amendment is required to file information in Form A and in Form AA in the case of an FII and sub-account respectively, at least three months prior to the date of expiry of the earlier license.

The Adviser and the Fund each obtained a registration certificate from SEBI on April 21, 1993 and April 15, 1994, respectively, and each registration has been renewed as required.

A registered FII is permitted to invest in securities which are listed or to be listed on the primary and secondary market, exchange- traded funds, unlisted securities, mutual funds, government securities and corporate debts (listed or unlisted ) or such other securities and on such terms and conditions as provided in the Regulations. The Regulations also provide for certain investment restrictions, including a ceiling of 10% of the total issued share capital of any one company subject to a ceiling of aggregate investment by all FIIs of 24% of the total issued share capital of the company. This limit of 24% may be increased to the relevant sectoral cap/ceiling of FDI in respect of the said company with the passing of a special resolution, voted favorably on by at least three-fourths of the shareholders present and voting, by the company in a general meeting. The 10% limitation will apply to each sub-account managed under the Adviser's FII authorization, including the Fund. Only registered FIIs and offshore mutual funds which comply with certain statutory conditions may make direct portfolio investments in exchange traded Indian securities. Income, gains and initial capital are freely repatriable subject to payment of applicable Indian taxes, including withholding, securities transaction and capital gains tax (wherever applicable).

Derivatives

The Fund may, but is not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to seek to earn income. Derivative instruments used by the Fund will be counted towards the Fund's exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Investment Policy (unaudited) (cont'd)

instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may use include:

Foreign Currency Forward Exchange Contracts.  In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency forward exchange contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Foreign currency forward exchange contracts may be used to seek to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency and proxy hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies.

Investments in foreign currency forward exchange contracts may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. The Adviser's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar. Foreign currency forward exchange contracts may be used for non-hedging purposes in seeking to meet the Fund's investment objectives, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund's investment portfolios. Investing in foreign currency forward exchange contracts for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign securities losses. There is no assurance that the Adviser's use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Investment Policy (unaudited) (cont'd)

Futures.  A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well- conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Structured Investments.  The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Foreign and Emerging Market Securities

Investing in the securities of foreign issuers, particularly those located in emerging market or developing countries, entails the risk that news and events unique to a country or region will affect those markets and their issuers. The value of the Fund's shares may vary widely in response to political and economic factors affecting companies in foreign countries. These same events will not necessarily have an effect on the U.S. economy or similar issuers located in the United States. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions.

Investments in foreign markets entail special risks such as currency, political (including geopolitical), economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. Certain foreign markets may

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Investment Policy (unaudited) (cont'd)

rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions against a particular country or countries, companies, organizations, entities and/or individuals, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental interventions or other actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid and decline in value in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market, economic, political and social turmoil. Investments may also become less liquid or illiquid as a result of governmental, regulatory or other similar actions. When the Fund holds illiquid investments, its portfolio may be harder to value and the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded or liquid. As a result, the Fund may have to sell other investments or engage in borrowing or other similar transactions as necessary to raise funds to meet its obligations and the Fund's ability to make dividend distributions may be adversely affected. In addition, the Fund's investments that become less liquid or illiquid may also decline in value, potentially suddenly and significantly, thus adversely impacting the Fund. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with the U.S. dollar exchange rates.

Non-Publicly Traded Securities

Securities in which the Fund may invest include those that are neither listed on a stock exchange nor traded OTC. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which may be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. Although as a general matter there is no limitation on the Fund's investments in non-publicly traded securities, the Fund does not intend to invest more than 25% of its total assets in non-publicly traded securities.

Other Investment Companies

The Fund may invest its assets in securities of other open- and closed-end investment companies. As a stockholder in an investment company, the Fund will bear its ratable share of that investment company's expenses, and will remain subject to payment of the Fund's advisory and other fees and expenses with respect to assets so invested. Holders of common shares will therefore be subject to

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Investment Policy (unaudited) (cont'd)

additional expenses to the extent that the Fund invests in other investment companies. Expenses will be taken into account when evaluating the investment merits of an investment in an investment company relative to available investments. In addition, the securities of other investment companies may also be leveraged and will therefore be subject to certain leverage risks. The net asset value and market value of leveraged securities will be more volatile and the yield to stockholders will tend to fluctuate more than the yield generated by unleveraged securities. Investment companies may have investment policies that differ from those of the Fund.

Temporary Investments

During periods in which the Adviser believes that changes in economic, financial or political conditions make it advisable to do so, the Fund may, for temporary defensive purposes, reduce its holdings in equity and other securities and invest in certain short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) debt securities or hold cash. The short-term and medium-term debt securities in which the Fund may invest consist of (a) obligations of the U.S. or Indian governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of U.S. or Indian banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and Indian corporations; and (e) repurchase agreements with banks and broker/ dealers with respect to such securities. The Fund intends to invest for temporary defensive purposes only in short-term and medium- term debt securities that are rated A or better by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("Moody's") or that the Adviser believes to be of comparable quality, i.e., subject to relatively low risk of loss of interest or principal. The Fund may invest more than 20% and possibly up to 100% of its assets in temporary investments for temporary defensive purposes, including due to political, market or other factors affecting markets in India.

Repurchase agreements with respect to the securities described in the preceding paragraph are contracts under which a buyer of a security simultaneously commits to resell the security to the seller at an agreed upon price and date. Under a repurchase agreement, the seller is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Adviser monitors the values of such securities daily to determine that the values equal or exceed the repurchase price including accrued interest. Repurchase agreements may involve risks in the event of default or insolvency of the seller, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

Loans of Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its total assets.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Investment Policy (unaudited) (cont'd)

The Fund may lend its portfolio securities consistent with the Fund's investment objective so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the Investment Company Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value at all times not less than 100% of the value of the securities loaned; (ii) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

Pricing of Securities

Certain of the Fund's securities may be valued using as an input evaluated prices provided by an approved outside pricing service. Prices obtained from these approved sources are monitored and reviewed by the Adviser's Valuation Committee and if not deemed to represent fair value, may be overridden and valued using procedures approved by the Board. The pricing service/vendor may utilize a matrix system or other model incorporating attributes such as security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service. Pricing services generally value securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots and the Adviser's valuation policies and procedures include provisions regarding odd lot trade valuation impact monitoring. In certain cases where a valuation is not available from any of the approved pricing services, then a quote from a broker or dealer may be used.

Determination of NAV

The Fund determines the NAV per share as of the close of the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for business. Shares generally will not be priced on days that the NYSE is closed. If the NYSE is closed due to inclement weather, technology problems or any other reason on a day it would normally be open for business, or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day and calculate its NAV as of

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Investment Policy (unaudited) (cont'd)

the normally scheduled close of regular trading on the NYSE for that day, so long as the Adviser believes there generally remains an adequate market to obtain reliable and accurate market quotations. The Fund may elect to price its shares on days when the NYSE is closed but the primary securities markets on which the Fund's securities trade remain open.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Principal Risks (unaudited)

Non-Diversification.

The Fund is non-diversified, which means that the Fund may invest a greater percentage of its assets in a smaller number of issuers than diversified funds. A fund that is classified as non-diversified may be more susceptible to an adverse event affecting a single issuer or portfolio investment than a diversified portfolio and a decline in the value of that issuer's securities or that portfolio investment may cause the Fund's overall value to decline to a greater degree than a diversified portfolio.

Risks of Investing in Equity Securities of Indian Companies

The value of the Fund's investments in securities of Indian companies may be affected by certain risks and considerations not typically associated with investing in securities of U.S. issuers, including (a) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange Rupees for U.S. dollars, (b) greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets, (c) currency devaluations and other currency exchange rate fluctuations, (d) more substantial governmental involvement in the economy, (e) higher rates of inflation and (f) greater political, economic and social uncertainty. In addition, accounting, auditing and financial reporting standards in India are different from U.S. standards and, therefore, disclosure of certain material information may not be made and less information may be available to the Fund and other investors than would be the case if the Fund's investments were restricted to securities of U.S. issuers. There is also generally less governmental regulation of the securities industry in India, and less enforcement of regulatory provisions relating thereto, than in the United States. Moreover, it may be more difficult to obtain a judgment in a court outside the United States. The Fund will be subject to withholding taxes, including withholding taxes imposed on dividends, interest and realized capital gains by the government of India.

India's guidelines under which foreign investors may invest in securities of Indian companies are evolving. There can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Fund to achieve its investment objective or repatriate its income, gains and initial capital from India. In addition, India may require withholding on dividends paid on portfolio securities and on realized capital gains. There can be no assurance that restrictions on repatriation of the Fund's income, gains or initial capital from India will not occur.

Securities of Indian companies will generally be denominated in foreign currency, mainly the Rupee. Accordingly, the value of the Fund will fluctuate depending on the rate of exchange between the U.S. dollar and such foreign currency. India's securities markets are susceptible to being influenced by large investors trading significant blocks of securities. In addition, India also has less developed clearance and settlement procedures, which can cause settlements to be significantly delayed. In addition, the Indian stock exchanges have in the past been subject to closure, broker defaults and broker strikes, and there can be no certainty that this will not recur. Furthermore, significant delays are common in registering transfers of securities and the Fund may be unable to sell securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.

The Indian population is composed of diverse religious, linguistic and ethnic groups. Religious and border disputes persist in India. Moreover, India has from time to time experienced civil unrest and hostilities with neighboring countries, such as Pakistan. The Indian

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

government has confronted separatist movements in several Indian states. If the Indian government is unable to control the violence and disruption associated with these tensions, the results could destabilize the economy, which could adversely affect private sector companies and the Fund.

Political and economic structures in India are undergoing significant evolution and rapid development, and may lack the social, political and economic stability characteristic of the United States. The risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of investments in India and the availability of additional investments. The laws in India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. Additionally, Monsoons and natural disasters also can affect the value of investments in Indian companies.

Foreign and Emerging Market Securities

Investments in foreign markets entail special risks, such as currency, political (including geopolitical), economic and market risks, and heightened risks, that may result in losses to the Fund. There also may be greater market volatility, less reliable financial information, less stringent investor protections and disclosure standards, higher transaction and custody costs and risks, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments (including regional and global, military or other conflicts), the imposition of economic sanctions against a particular country or countries, organizations, companies, entities and/or individuals, changes in international trading patterns, trade barriers (including tariffs) and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental interventions or other actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid and decline in value in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Fund, particularly during periods of market, economic, political and social turmoil. When the Fund holds illiquid investments, its portfolio may be harder to value and the Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded or liquid. As a result, the Fund may have to sell other investments or engage in borrowing or other similar transactions as necessary to raise funds to meet its obligations and the Fund's ability to make dividend distributions may be adversely affected. In addition, the Fund's investments that become less liquid or illiquid may also decline in value, potentially suddenly and significantly, thus adversely impacting the Fund. The risks of investing in emerging market countries are greater than the risks associated with investments in foreign developed countries. Certain

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

emerging market countries may be subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping and therefore, material information related to an investment may not be available or reliable. In addition, the Fund is limited in its ability to exercise its legal rights or enforce a counterparty's legal obligations in certain jurisdictions outside of the United States, in particular, in emerging market countries. In addition, the Fund's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of those investments will fluctuate with U.S. dollar exchange rates. To the extent the Fund seeks to hedge its foreign currency exposure by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions may reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Fund's securities are not denominated. The use of foreign currency forward exchange contracts involves the risks associated with derivatives and the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract. Economic sanctions or other similar measures, may be, and have been, imposed against certain countries, organizations, companies, entities and/or individuals. Economic sanctions and other similar measures could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell securities (in the sanctioned country and other markets), negatively impact the value or liquidity of the Fund's investments, significantly delay or prevent the settlement of the Fund's securities transactions, force the Fund to sell or otherwise dispose of investments at inopportune times or prices, or impair the Fund's ability to meet its investment objective or invest in accordance with its investment strategies.

Derivatives

The Fund may, but is not required to, use derivatives and other similar instruments for a variety of purposes, including hedging, risk management, portfolio management or to seek to earn income. Derivative instruments used by the Fund will be counted towards the Fund's exposure in the types of securities listed herein to the extent they have economic characteristics similar to such securities. A derivative is a financial instrument whose value is based, in part, on the value of an underlying asset, interest rate, index or financial instrument. Prevailing interest rates and volatility levels, among other things, also affect the value of derivative instruments. Derivatives and other similar instruments that create synthetic exposure often are subject to risks similar to those of the underlying asset or instrument and may be subject to additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates, risks that the transactions may not be liquid, risks arising from margin and payment requirements, risks arising from mispricing or valuation complexity and operational and legal risks. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments.

Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss. Leverage associated, with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous

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December 31, 2025

Principal Risks (unaudited) (cont'd)

to do so or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objective, there is no assurance that the use of derivatives will achieve this result.

The derivative instruments and techniques that the Fund may use include:

Futures.  A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. While the value of a futures contract tends to increase or decrease in tandem with the value of the underlying instrument, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures contracts involves the exercise of skill and judgment and even a well- conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures contracts can lower total return, and the potential loss from futures contracts can exceed the Fund's initial investment in such contracts. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with which the Fund has open positions in the futures contract.

Options.  If the Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument, foreign currency, or contract, such as a swap agreement or futures contract, on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument, foreign currency, swap or futures contract on the underlying instrument or foreign currency, at an agreed-upon price during a period of time or on a specified date typically in exchange for a premium received by the Fund. When options are purchased OTC, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and the Fund may have difficulty closing out its position. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Index Options.  Call and put options on indices operate similarly to options on securities. Rather than the right to buy or sell a single security at a specified price, options on an index give the holder the right to receive, upon exercise of the option, an amount of cash determined by reference to the difference between the value of the underlying index and the strike price. The underlying index may be a broad-based index or a narrower market index. Unlike many options on securities, all settlements are in cash. The settlement amount, which the writer of an index option must pay to the holder of the option upon exercise, is generally equal to the difference between the strike price of the option and the value of the underlying index, multiplied by a specified multiplier. The multiplier determines the size of the investment position the option represents. Gain or loss to the Fund on index options transactions will depend, in part, on price movements of the underlying index generally or in a particular segment of the index rather than price

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December 31, 2025

Principal Risks (unaudited) (cont'd)

movements of individual components of the index. As with other options, the Fund may close out its position in index options through closing purchase transactions and closing sale transactions provided that a liquid secondary market exists for such options.

Swaps.  The Fund may enter into OTC swap contracts or cleared swap transactions. An OTC swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indices, reference rates, currencies or other instruments. Typically swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Cleared swap transactions may help reduce counterparty credit risk. In a cleared swap, the Fund's ultimate counterparty is a clearinghouse rather than a swap dealer, bank or other financial institution. OTC swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Certain swaps have begun trading on exchanges or swap execution facilities. Exchange trading is expected to increase liquidity of swaps trading. Both OTC and cleared swaps could result in losses if interest rates, foreign currency exchange rates or other factors are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. The Dodd-Frank Wall Street Reform and Consumer Protection Act and related regulatory developments require the clearing of certain standardized swap transactions. Swaps subject to mandatory central clearing must be traded on an exchange or swap execution facility unless no exchange or swap execution facility "makes the swap available to trade." The Fund may pay fees or incur costs each time it enters into, amends or terminates a swap agreement.

The Fund's use of swaps may include those based on the credit of an underlying security, commonly referred to as "credit default swaps." Where the Fund is the buyer of a credit default swap contract, it would typically be entitled to receive the par (or other agreed upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third-party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract. When the Fund is the seller of a credit default swap contract, it typically receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed upon) value of a referenced debt obligation upon the default or similar event of the issuer of the referenced debt obligation.

Currency Derivatives.  Investments in currency derivatives may substantially change the Fund's exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as the Adviser expects. In addition, investments in currency derivatives, to the extent that they reduce the Fund's exposure to currency risks, may also reduce the Fund's ability to benefit from favorable changes in currency exchange rates. The Fund is not required to hedge any portfolio holding with the use of currency derivatives. Accordingly, Fund shareholders would bear the risk of currency fluctuations with respect to unhedged portfolio positions.

Foreign currency derivatives may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency derivatives may involve the Fund agreeing to exchange an amount of a currency it

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December 31, 2025

Principal Risks (unaudited) (cont'd)

does not currently own for another currency at a future date. The Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that the Fund has contracted to receive in the exchange. The Adviser's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

Foreign currency forward exchange contracts and currency futures and options contracts may be used for non-hedging purposes in seeking to meet the Fund's investment objective, such as when the Adviser anticipates that particular non-U.S. currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund's investment portfolio. Investing in foreign currencies for purposes of gaining from projected changes in exchange rates, as opposed to hedging currency risks applicable to the Fund's holdings, further increases the Fund's exposure to foreign securities losses. There is no assurance that the Adviser's use of currency derivatives will benefit the Fund or that they will be, or can be, used at appropriate times.

Structured Investments.  The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes (such as exchange-traded notes), warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. There can be no assurance that structured investments will trade at the same price or have the same value as the underlying security, currency, commodity or market. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Regulatory Matters.  Regulatory developments affecting the exchange-traded and OTC derivatives markets may impair the Fund's ability to manage or hedge its investment portfolio through the use of derivatives. Rule 18f-4 under the Investment Company Act of 1940 regulates the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies. Rule 18f-4 requires the Fund to trade derivatives and other transactions that create future payment or delivery obligations subject to a value-at-risk ("VaR") leverage limit, certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless the fund qualifies as a "limited derivatives user." Under Rule 18f-4, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund's asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether the Fund is a limited derivatives user, but for funds subject to the VaR testing, reverse repurchase agreements and similar financing transactions must be included for purposes of

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with Rule 18f-4 regarding use of securities lending collateral that may limit the Fund's securities lending activities. In addition, under Rule 18f-4, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security under the 1940 Act, provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the "Delayed-Settlement Securities Provision"). The Fund may otherwise engage in such transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a "derivatives transaction" for purposes of compliance with Rule 18f-4. Furthermore, under Rule 18f-4, the Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may increase the cost of the Fund's investments and cost of doing business, which could adversely affect investors.

The Dodd-Frank Wall Street Reform and Consumer Protection Act and the rules promulgated thereunder may limit the ability of the Fund to enter into one or more exchange-traded or OTC derivatives transactions.

The Fund's use of derivatives may also be limited by the requirements of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company for U.S. federal income tax purposes.

In December 2023, the SEC adopted rule amendments providing that any covered clearing agency ("CCA") for U.S. Treasury securities require its direct participants (which generally would be a bank or broker-dealer) to submit for clearance and settlement all eligible secondary market transactions in U.S. Treasury securities to which the direct participant is a counterparty. The clearing mandate includes in its scope all repurchase or reverse repurchase agreements of such direct participants collateralized by U.S. Treasury securities (collectively, "Treasury repo transactions") of a type accepted for clearing by a registered CCA, including both bilateral Treasury repo transactions and triparty Treasury repo transactions where a bank agent provides custody, collateral management and settlement services.

The Treasury repo transactions of registered funds with any direct participants of a CCA will be subject to the mandatory clearing requirement. Currently, the Fixed Income Clearing Corporation ("FICC") is the only CCA for U.S. Treasury securities.

On February 25, 2025, the SEC extended the compliance date applicable to Treasury repo transactions. Under the extended compliance date, market participants, absent an exemption, will be required to clear Treasury repo transactions under the rule as of June 30, 2027. The clearing mandate is expected to result in the Fund being required to clear all or substantially all of its Treasury repo transactions as of the compliance date, and the Fund may incur costs in connection with entering into new agreements (or amending existing agreements) with direct participants of a CCA and potentially other market participants and taking other actions to comply with the new requirements. In addition, upon the compliance date taking effect, the costs and benefits of entering into Treasury repo

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December 31, 2025

Principal Risks (unaudited) (cont'd)

transactions to the Fund may be impacted as compared to Treasury repo transactions the Fund may enter prior to the compliance date. The Adviser will monitor developments in the Treasury repo transactions market as the implementation period progresses.

Depositary Receipts

Depositary receipts represent an ownership interest in securities of foreign companies (an "underlying issuer") that are deposited with a depositary. Depositary receipts are not necessarily denominated in the same currency as the underlying securities. Depositary receipts include American depositary receipts ("ADRs"), global depositary receipts ("GDRs") and other types of depositary receipts (which, together with ADRs and GDRs, are hereinafter collectively referred to as "Depositary Receipts"). ADRs are dollar-denominated Depositary Receipts typically issued by a U.S. financial institution and evidence an ownership interest in a security or pool of securities issued by a foreign issuer. ADRs are listed and traded in the United States. ADRs also include American depositary shares. GDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they also may be issued by U.S. financial institutions, and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities market and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.

Depositary Receipts may be "sponsored" or "unsponsored." Sponsored Depositary Receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored Depositary Receipts may be established by a depositary without participation by the underlying issuer. Holders of unsponsored Depositary Receipts generally bear all the costs associated with establishing unsponsored Depositary Receipts. In addition, the issuers of the securities underlying unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the Depositary Receipts. For purposes of the Fund's investment policies, the Fund's investments in Depositary Receipts will be deemed to be an investment in the underlying securities, except that ADRs may be deemed to be issued by a U.S. issuer.

Investment Company Securities

Investment company securities are equity securities and include securities of other registered open-end, closed-end and unregistered investment companies, including foreign investment companies, hedge funds, exchange-traded funds ("ETFs") and money market funds. The Fund may, to the extent noted in the Fund's non-fundamental limitations, invest in investment company securities as may be permitted by (i) the 1940 Act; (ii) the rules and regulations promulgated by the SEC under the 1940 Act; or (iii) an exemption or other relief applicable to the Fund from provisions of the 1940 Act. The 1940 Act generally prohibits an investment company from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund's total assets in any one investment company and no more than 10% in any combination of investment companies. The 1940 Act also prohibits the Fund from acquiring in the aggregate more than 10% of the outstanding voting shares of any registered closed-end investment company. The Fund may invest in investment company securities of investment companies managed by the Adviser or its affiliates to the extent permitted under the 1940 Act or as otherwise authorized by the SEC. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment

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December 31, 2025

Principal Risks (unaudited) (cont'd)

company's portfolio securities, and a shareholder in the Fund will bear not only their proportionate share of the expenses of the Fund, but also, indirectly the expenses of the purchased investment company.

Non-Publicly Traded Securities, Private Placements and Restricted Securities

The Fund may invest in securities that are neither listed on a stock exchange nor traded OTC, including privately placed and restricted securities, which are generally subject to resale or transfer restrictions or prohibitions as a matter of contract and/or under applicable U.S. federal securities laws, including Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Such unlisted securities may involve a higher degree of business and financial risk that can result in substantial losses to the Fund. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions or pursuant to an exemption from registration under applicable securities laws, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. The amount of discount from the prevailing market price may vary depending on the type of security, the character of the issuer, the party who will bear the expenses of registering the restricted security and prevailing supply and demand conditions. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, including readily available market quotations, may also adversely affect the ability of the Fund to arrive at a fair value for certain securities at certain times and could make it difficult for the Fund to sell certain securities.

If restricted securities or privately placed securities are required to be registered under the securities laws of one or more jurisdictions before being sold, the Fund may be required to bear the expenses of registration and transaction costs may be higher for these securities generally. In such cases, a considerable time period may elapse between the time the Fund decides to sell the security and the time it is permitted to sell the security under an effective registration statement. During this time period, adverse market conditions may develop, which could result in a Fund obtaining less favorable pricing terms for its sale of the security than it would have if the security had been sold promptly.

Private placements and restricted securities may involve greater risks than investments in securities of publicly traded companies. In addition, issuers of such securities may have limited financial resources, be unable to meet their obligations and tend to be in earlier stages of development.

The Fund may purchase equity securities, in a private placement, that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPEs"). PIPEs involve the direct placement of equity securities to a purchaser such as a Fund and are subject to the risks associated with equity securities. Shares in PIPEs are commonly sold at a discount to the current market value per share of the issuer's publicly traded securities. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months and potentially longer. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain

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December 31, 2025

Principal Risks (unaudited) (cont'd)

provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect. Any number of factors may prevent or delay a proposed registration. There is no guarantee that an active trading market for such securities will exist at the time of disposition, and the lack of such a market could hurt the market value of the Fund's investments. Even if the Fund's shares in PIPEs become registered, or the Fund is able to sell the securities through an exempt transaction, the Fund may not be able to sell all the securities it holds on short notice and the sale could impact the market price of the securities.

Loans of Portfolio Securities

The Fund may lend its portfolio securities to brokers, dealers, banks and other institutional investors. By lending its portfolio securities, the Fund attempts to increase its net investment income through the receipt of interest on the cash collateral with respect to the loan or fees received from the borrower in connection with the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund employs an agent to implement the securities lending program and the agent receives a fee from the Fund for its services. The Fund will not lend more than 33 1/3% of the value of its total assets.

The Fund may lend its portfolio securities so long as the terms, structure and the aggregate amount of such loans are not inconsistent with the 1940 Act or the rules and regulations or interpretations of the SEC thereunder, which currently require that (i) the borrower pledge and maintain with the Fund collateral consisting of liquid, unencumbered assets having a value not less than 100% of the value of the securities loaned; (ii) the borrower adds to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks-to-market" on a daily basis); (iii) the loan be made subject to termination by the Fund at any time; and (iv) the Fund receives a reasonable return on the loan (which may include the Fund investing any cash collateral in interest bearing short-term investments), any distributions on the loaned securities and any increase in their market value. In addition, voting rights may pass with the loaned securities, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan.

Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral, which may result in a loss of money by the Fund. There may be risks of delay and costs involved in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. These delays and costs could be greater for foreign securities. However, loans will be made only to borrowers deemed by the Adviser to be creditworthy and when, in the judgment of the Adviser, the income that can be earned from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, bank or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors. The Fund also bears the risk that the reinvestment of collateral will result in a principal loss. Finally, there is the risk that the price of the securities will increase while they are on loan and the collateral will not be adequate to cover their value.

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December 31, 2025

Principal Risks (unaudited) (cont'd)

Market and Geopolitical Risk

The value of your investment in the Fund is based on the values of the Fund's investments, which change due to economic and other events that affect the U.S. and global markets generally, as well as those that affect or are perceived or expected to affect particular regions, countries, industries, companies, issuers, sectors, asset classes or governments.

Price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. Volatility and disruption in financial markets and economies may be sudden and unexpected, expose the Fund to greater risk, including risks associated with reduced market liquidity and fair valuation, and adversely affect the Fund's operations. For example, the Adviser potentially will be prevented from executing investment decisions at an advantageous time or price as a result of any domestic or global market disruptions and reduced market liquidity may impact the Fund's ability to sell securities to meet redemptions (i.e., increase the risk that the Fund will not be able to pay redemption proceeds within the allowable time period). In addition, no active trading market may exist for certain investments held by the Fund, which may impair the ability of the Fund to sell or to realize the current valuation of such investments in the event of the need or decision to liquidate such assets.

The increasing interconnectivity between global economies and markets increases the likelihood that events or conditions in one region or market, or with respect to one company, may adversely impact other companies and other issuers, including those in a different country, region, sector, industry, or market. For example, adverse developments in the banking or financial services sector could impact companies operating in various sectors or industries and adversely impact the Fund's investments. Securities in the Fund's portfolio may underperform or otherwise be adversely affected due to inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates (or changes in interest rates), global demand for particular products or resources, market or financial system instability or uncertainty, embargoes, the threat and/or actual imposition of tariffs, sanctions and other trade barriers, natural disasters and extreme weather events, health emergencies (such as epidemics and pandemics), terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events, such as terrorist attacks around the world, natural disasters, health emergencies, social and political (including geopolitical) discord and tensions or debt crises and downgrades, among others, may result in increased market volatility and may have long term effects on both the U.S. and global financial markets. Inflation rates may change frequently and significantly because of various factors, including unexpected shifts in the domestic or global economy and changes in monetary or economic policies (or expectations that these policies may change). Changes in inflation rates or expected inflation rates may adversely affect market and economic conditions, an issuer's financial condition, the Fund's investments and an investment in the Fund. The market price of debt securities generally falls as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. The risk of inflation is greater for debt instruments with longer maturities and especially those that pay a fixed rather than variable interest rate.

Other financial, economic and other global market and social developments or disruptions may result in similar adverse circumstances, and it is difficult to predict when similar events affecting the U.S. or global financial markets or economies may occur, the effects that such events may have and the duration of those effects (which may last for extended periods). In general, the securities or other instruments that the Adviser believes represent an attractive investment opportunity or in which the Fund seeks to invest may be

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December 31, 2025

Principal Risks (unaudited) (cont'd)

unavailable entirely or in the specific quantities sought by the Fund. As a result, the Fund may need to obtain the desired exposure through a less advantageous investment, forgo the investment at the time or seek to replicate the desired exposure through a derivative transaction or investment in another investment vehicle. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund's portfolio. There is a risk that you may lose money by investing in the Fund.

Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, interest rate changes, the imposition of tariffs, trade restrictions or similar actions by the U.S. or foreign governments (or retaliatory measures taken in response to such actions) and supply chain disruptions could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on economies, financial markets, issuers and the Adviser's investment advisory activities and services of other service providers, which in turn could adversely affect the Fund's investments and other operations. Government and other public debt, including municipal obligations, can be adversely affected by changes in local and global economic conditions, including those that result in increased debt levels. Although high levels of government and other public debt do not necessarily indicate or cause economic problems, high levels of debt may create certain systemic risks if sound debt management practices are not implemented. A high debt level may increase market pressures to meet an issuer's funding needs, which may increase borrowing costs and cause a government or public or municipal entity to issue additional debt, thereby increasing the risk of refinancing. A high debt level also raises concerns that the issuer may be unable or unwilling to repay the principal or interest on its debt, which may adversely impact instruments held by the Fund that rely on such payments.

Governmental and quasi-governmental responses to certain economic or other conditions may lead to increasing government and other public debt, particularly when such responses are unprecedented, which heighten these risks. Unsustainable debt levels can lead to declines in the value of currency, and can prevent a government from implementing effective counter-cyclical fiscal policy during economic downturns, can generate or contribute to an economic downturn or cause other adverse economic or market developments, such as increases in inflation or volatility. Increasing government and other public debt may adversely affect issuers, obligors, guarantors or instruments across a variety of asset classes.

Global events may negatively impact broad segments of businesses and populations, cause a significant negative impact on the price and performance of the Fund's investments, reduce market liquidity, adversely affect and increase the volatility of markets and the Fund's share price, exacerbate pre-existing political, social, financial and economic risks to the Fund and cause overall declines in the U.S. and global markets. The Fund's operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions (including monetary and/or fiscal actions intended to stimulate or stabilize the global economy) that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund's investment performance. Monetary and/or fiscal actions taken by U.S. or foreign governments may not be effective and could lead to increased market volatility. In addition, government actions (such as changes to interest rates) could have unintended economic and market consequences that adversely affect the Fund's investments. The frequency and magnitude of resulting changes in the value of the Fund's investments cannot be predicted.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Principal Risks (unaudited) (cont'd)

Cybersecurity Risk.

With the increased use of technologies such as the internet to conduct business, the Fund, the Adviser, authorized participants, service providers and the relevant listing exchange, as applicable, are susceptible to operational, information security and related "cyber" risks both directly and through the service providers. Similar types of cybersecurity risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund's investment in such issuers to lose value. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber incidents include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyberattacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state backing.

Cybersecurity failures by, or breaches of, the systems of the Adviser, distributor and other service providers (including, but not limited to, index and benchmark providers, fund accountants, custodians, transfer agents and administrators), exchanges, market participants, market makers, authorized participants or the issuers of securities in which the Fund invests, as applicable, have the ability to cause disruptions and impact business operations, potentially resulting in: financial losses, interference with the Fund's ability to calculate its NAV, disclosure of confidential trading information, impediments to trading, submission of erroneous trades or erroneous creation or redemption orders, the inability of the Fund or its service providers to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, cyberattacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible, inaccurate or incomplete. Substantial costs may be incurred by the Fund in order to resolve or prevent cyber incidents in the future. While the Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber incidents, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, that prevention and remediation efforts will not be successful or that cyberattacks will go undetected. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund, issuers in which the Fund invests, market makers or authorized participants, as applicable. The Fund and its shareholders could be negatively impacted as a result.

Active Management Risk.

In pursuing the Fund's investment objective, the Adviser and/or Sub-Adviser have considerable leeway in deciding which investments to buy, hold or sell on a day-to-day basis, and which trading strategies to use. For example, the Adviser and/or Sub-Adviser, in their discretion, may determine to use some permitted trading strategies while not using others. The success or failure of such decisions will affect the Fund's performance. There is no guarantee that the use of the Adviser's and/or Sub-Adviser's investment techniques, and the investments selected based on such techniques, will perform as expected or produce the desired results. In addition, it is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser and/or Sub-Adviser. If such information becomes available, the Adviser and/or Sub-Adviser may be precluded (including

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December 31, 2025

Principal Risks (unaudited) (cont'd)

by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or investment opportunity and the Adviser and/or Sub-Adviser may be restricted in its ability to cause the Fund to buy or sell securities of an issuer for substantial periods of time when the Fund otherwise could realize profit or avoid loss. This may adversely affect the Fund's flexibility with respect to buying or selling securities and may impair the Fund's liquidity.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Additional Information Regarding the Fund (unaudited)

Fundamental Investment Restrictions

The following restrictions are fundamental policies of the Fund that may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. Except in the case of borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes will not be considered a violation of the restriction. Also, if the Fund receives from an issuer of securities held by the Fund subscription rights to purchase securities of that issuer, and if the Fund exercises such subscription rights at a time when the Fund's portfolio holdings of securities of that issuer would otherwise exceed the limits set forth below, it will not constitute a violation if, prior to the time the Fund is considered to be obligated to purchase additional securities upon exercise of such rights, the Fund has sold at least as many securities of the same class and value as it would receive on exercise of such rights.

As a matter of fundamental policy:

1.  The Fund will not invest more than 25% of its total assets in a particular industry (including for this purpose any securities issued by a government other than the U.S. government).

2.  The Fund may not make any investment for the purpose of exercising control or management.

3.  The Fund may not buy or sell commodities or commodity contracts or real estate or interests in real estate, except that it may purchase and sell futures contracts on stock indices and foreign currencies, securities which are secured by real estate or commodities, and securities of companies which invest or deal in real estate or commodities.

4.  The Fund may not make loans, except that the Fund may (i) buy and hold debt instruments in accordance with its investment objective and policies, (ii) enter into repurchase agreements to the extent permitted under applicable law, and (iii) make loans of portfolio securities.

5.  The Fund may not act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

6.  The Fund may issue senior securities or borrow money in an amount not in excess of 33 1/3% of the Fund's total assets (not including the amount borrowed).

7.  The Fund may purchase securities on margin and engage in short sales of securities.

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December 31, 2025

Dividend Reinvestment and Cash Purchase Plan (unaudited)

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the "Plan Agent") is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions ("Distributions") will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley India Investment Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
1 (800) 231-2608

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Potential Conflicts of Interest (unaudited)

As a diversified global financial services firm, Morgan Stanley, the parent company of the Adviser, engages in a broad spectrum of activities, including financial advisory services, investment management activities, lending, commercial banking, sponsoring and managing private investment funds, engaging in broker-dealer transactions and principal securities, commodities and foreign exchange transactions, research publication and other activities. In the ordinary course of its business, Morgan Stanley is a full-service investment banking and financial services firm and therefore engages in activities where Morgan Stanley's interests or the interests of its clients may conflict with the interests of a Fund. Morgan Stanley advises clients and sponsors, manages or advises other investment funds and investment programs, accounts and businesses (collectively, together with any new or successor funds, programs, accounts or businesses sponsored, managed, or advised by the Adviser or one of its investment adviser affiliates, the "Affiliated Investment Accounts") with a wide variety of investment objectives, investment policies and/or investment strategies (generally referred to herein collectively as "investment objectives") that in some instances may overlap or conflict with a Fund's investment objectives and present conflicts of interest. In addition, Morgan Stanley, the Adviser and/or the Adviser's investment adviser affiliates may also from time to time create new or successor Affiliated Investment Accounts that may compete with a Fund and present similar conflicts of interest. The discussion below enumerates certain actual, apparent and potential conflicts of interest. There is no assurance that conflicts of interest will be resolved in favor of Fund shareholders and, in fact, they may not be. The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Adviser or its affiliates may have now or in the future. Conflicts of interest not described below may also exist. References to the Adviser in this section include a Fund's affiliated sub-adviser (if any) unless otherwise noted.

The discussions below with respect to actual, apparent and potential conflicts of interest may be applicable to or arise from the Affiliated Investment Accounts managed by the Adviser's investment adviser affiliates whether or not specifically identified.

Material Non-Public and Other Information.  It is expected that confidential or material non-public information regarding an investment or potential investment opportunity may become available to the Adviser. If such information becomes available, the Adviser may be precluded (including by applicable law or internal policies or procedures) from pursuing an investment or disposition opportunity with respect to such investment or disposition opportunity or taking another action with respect to such investment, including for an extended period of time. The Adviser may also from time to time be subject to contractual "stand-still" obligations and/or confidentiality obligations that may restrict its ability to transact in certain investments on a Fund's behalf. In addition, the Adviser may be precluded from disclosing such information to an investment team, even in circumstances in which the information would be beneficial if disclosed. Therefore, the investment team may not be provided access to material non-public information in the possession of Morgan Stanley that might be relevant to an investment decision to be made on behalf of a Fund, and the investment team may initiate a transaction or sell an investment that, if such information had been known to it, may not have been undertaken. In addition, certain members of the investment team may be recused from certain investment-related discussions so that such members do not receive information that would limit their ability to perform functions of their employment with the Adviser or its affiliates unrelated to that of a Fund. Furthermore, access to information held by certain parts of Morgan Stanley may be subject to third party confidentiality obligations and to information barriers established by Morgan Stanley designed to manage potential conflicts of interest and regulatory restrictions, including, without limitation, joint transaction restrictions pursuant to the 1940 Act. Accordingly, the Adviser's ability to source investments from, or invest alongside, other business units within Morgan Stanley may be

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December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

limited and there can be no assurance that the Adviser will be able to source any investments from any one or more parts of the Morgan Stanley network.

The Adviser may restrict its investment decisions and activities on behalf of the Funds in various circumstances, including because of applicable regulatory requirements or information held by the Adviser, the Adviser's investment adviser affiliates or Morgan Stanley. The Adviser might not engage in transactions or other activities for, or enforce certain rights in favor of, a Fund due to Morgan Stanley's activities outside the Funds. Furthermore, Morgan Stanley could have an interest that is different from, and potentially adverse to, that of the Fund, which may result in Morgan Stanley taking actions different from or in conflict with those taken on behalf of the Fund or otherwise impede the Fund from participating in certain opportunities. In instances where trading of an investment is restricted, the Adviser may not be able to purchase or sell such investment on behalf of the Fund, including for an extended period of time, resulting in the Fund's inability to participate in certain desirable transactions. The inability to buy or sell an investment could have an adverse effect on the Fund's portfolio due to, among other things, changes in an investment's value during the period its trading is restricted.

Morgan Stanley has established certain information barriers and other policies designed to address the sharing of information between different businesses within Morgan Stanley. As a result of information barriers, the Adviser, in certain instances, will not have access, or will have limited access, to certain information and personnel in other areas of Morgan Stanley and, in such instances, will not manage the Funds with the benefit of the information held by such other areas. Morgan Stanley, due to its access to and knowledge of funds, markets and securities based on its various businesses, may make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that may be adverse to the Fund, and will not have any obligation or other duty to share information with the Adviser.

In other instances, Morgan Stanley personnel, including personnel of the Adviser, will have access to information and personnel of its affiliates. For example, the Adviser may, in certain instances, share information with its affiliates regarding due diligence of companies and other investment-related due diligence. The Adviser may face conflicts of interest in determining whether to engage in the sharing of information with its affiliates. Information sharing may limit or restrict the ability of the Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Adviser may otherwise have purchased or sold for a Fund in the absence of the sharing of information). Also, it may adversely affect the Fund's investments, ability to invest in, or divest from, a company or engage in transactions or otherwise disadvantage a Fund. In managing conflicts of interest that arise because of the foregoing, the Adviser generally will be subject to fiduciary requirements. The Adviser may also implement internal information barriers or ethical walls or other internal information sharing protocols, and the conflicts described herein with respect to information barriers and otherwise with respect to Morgan Stanley and the Adviser will also apply internally within the Adviser. As a result, a Fund may not be permitted to transact in (e.g., dispose of a security in whole or in part) during periods when it otherwise would have been desirable and able to do so, which could adversely affect a Fund. Other investors in the security that are not subject to such restrictions may be able to transact in the security during such periods. There may also be circumstances in which, as a result of information held by certain portfolio management teams in the Adviser, the Adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.

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December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

Morgan Stanley and its personnel will not be under any obligation or other duty to share certain information with the Adviser or personnel involved in decision-making for Affiliated Investment Accounts (including the Funds), as applicable, and the Adviser may make investment decisions for a Fund that differ from those the Adviser would have made if Morgan Stanley, or other parts, of the Adviser, had provided such information, and the Fund be disadvantaged as a result thereof. Additionally, different portfolio management teams within the Adviser may make decisions based on information or take (or refrain from taking) actions with respect to Affiliated Investment Accounts they advise in a manner different than or adverse to the Funds.

Investments by Morgan Stanley and its Affiliated Investment Accounts.  In serving in multiple capacities to Affiliated Investment Accounts, Morgan Stanley, including the Adviser and its investment teams, may have obligations to other clients or investors in Affiliated Investment Accounts, the fulfillment of which may not be in the best interests of a Fund or its shareholders. An investment team may have obligations to Affiliated Investment Accounts managed by both the Adviser and one or more of the Adviser's investment adviser affiliates. A Fund's investment objectives may overlap with the investment objectives of certain Affiliated Investment Accounts. As a result, the members of an investment team may face conflicts in the allocation of investment opportunities among a Fund and other investment funds, programs, accounts and businesses advised by or affiliated with the Adviser or its investment adviser affiliates. Certain Affiliated Investment Accounts may provide for higher management or incentive fees or greater expense reimbursements or overhead allocations, all of which may contribute to this conflict of interest and create an incentive for the Adviser to favor such other accounts. In addition, from time to time, the Adviser and/or its investment adviser affiliates may advise or manage Affiliated Investment Accounts with substantially similar investment objectives, investment policies and/or investment strategies as those of a Fund. The investment results of a Fund may be higher or lower than, and there is no guarantee that the investment results of the Fund will be comparable to, those of any other of these Affiliated Investment Accounts. Further, a Fund and an Affiliated Investment Account with substantially similar investment objectives, investment policies and/or investment strategies may have different fees and expenses (which may be higher or lower than those of the Fund), governance, structures, and/or services provided by the Adviser and/or its investment adviser affiliates.

Morgan Stanley currently invests and plans to continue to invest on its own behalf and on behalf of its Affiliated Investment Accounts in a wide variety of investment opportunities globally. Morgan Stanley and its Affiliated Investment Accounts, to the extent consistent with applicable law and policies and procedures, will be permitted to invest in investment opportunities without making such opportunities available to a Fund. Subject to the foregoing, Morgan Stanley may offer investments that fall into the investment objectives of an Affiliated Investment Account to such account or make such investment on its own behalf, even though such investment also falls within a Fund's investment objectives. A Fund may invest in opportunities that Morgan Stanley and/or one or more Affiliated Investment Accounts has declined, and vice versa. All of the foregoing may reduce the number of investment opportunities available to a Fund and may create conflicts of interest in allocating investment opportunities. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to a Fund's advantage. There can be no assurance that a Fund will have an opportunity to participate in certain opportunities that fall within their investment objectives.

The interests of Morgan Stanley in an investment or a company may present certain conflicts of interest with respect to an investment by a Fund in the same investment or a Fund's participation in a transaction with such company. The decision on behalf of a Fund as to

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December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

when to initiate a purchase or sale transaction may differ, and be done for different reasons, than the decisions the Adviser or its affiliates take on Affiliated Investment Accounts on the same securities. This could create conflicts of interest, and it is possible that one or more accounts managed by the Adviser will achieve investment results that are substantially more or less favorable than those results achieved by a Fund.

To seek to reduce potential conflicts of interest and to attempt to allocate such investment opportunities in a fair and equitable manner, the Adviser has implemented allocation policies and procedures. These policies and procedures are intended to give all clients of the Adviser, including the Fund, fair access to investment opportunities consistent with the requirements of organizational documents, investment strategies, applicable laws and regulations, and the fiduciary duties of the Adviser. Each client of the Adviser that is subject to the allocation policies and procedures, including each Fund, is assigned an investment team and portfolio manager(s) by the Adviser. The investment team and portfolio managers review investment opportunities and will decide with respect to the allocation of each opportunity considering various factors and in accordance with the allocation policies and procedures. The allocation policies and procedures are subject to change. Investors should note that the conflicts inherent in making such allocation decisions may not always be resolved to the advantage of a Fund.

It is possible that Morgan Stanley or an Affiliated Investment Account, including another Morgan Stanley Fund, will invest in or advise (in the case of Morgan Stanley) a company that is or becomes a competitor of a company of which a Fund holds an investment. Such investment could create a conflict between the Fund, on the one hand, and Morgan Stanley or the Affiliated Investment Account, on the other hand. In such a situation, Morgan Stanley may also have a conflict in the allocation of its own resources to the portfolio investment. Furthermore, certain Affiliated Investment Accounts will be focused primarily on investing in other funds which may have strategies that overlap and/or directly conflict and compete with a Fund.

In addition, certain investment professionals who are involved in a Fund's activities remain responsible for the investment activities of other Affiliated Investment Accounts managed by the Adviser and its affiliates, and they will devote time to the management of such investments and other newly created Affiliated Investment Accounts (whether in the form of funds, separate accounts or other vehicles), as well as their own investments. In addition, in connection with the management of investments for other Affiliated Investment Accounts, members of Morgan Stanley and its affiliates may serve on the boards of directors of or advise companies which may compete with a Fund's portfolio investments. Moreover, these Affiliated Investment Accounts managed by Morgan Stanley and its affiliates may pursue investment opportunities that may also be suitable for a Fund.

It should be noted that Morgan Stanley may, directly or indirectly, make large investments in certain of its Affiliated Investment Accounts. Nothing herein restricts or in any way limits the activities of Morgan Stanley, including its ability to buy or sell interests in, or provide financing to, equity and/or debt instruments, funds or portfolio companies, for its own accounts or for the accounts of Affiliated Investment Accounts or other investment funds or clients in accordance with applicable law.

Different clients of the Adviser and its affiliates, including a Fund, may invest in (1) different classes of securities of the same issuer (including, without limitation, different parts of an issuer's capital structure), depending on the respective clients' investment

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December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

objectives and policies and/or (2) the same class of securities of the same issuer while seeking different investment objectives or executing different investment strategies (such as long-term v. short-term investment horizons), and the Adviser may face conflicts with respect to the interests involved. As a result, the Adviser and its affiliates, at times, will seek to satisfy their respective fiduciary obligations to certain clients owning one / the same class of securities of a particular issuer by pursuing or enforcing rights on behalf of those clients with respect to such (class of) securities, and those activities may have an adverse effect on another client which owns a different class of securities of such issuer. For example, if one client holds debt securities of an issuer and another client holds equity securities of the same issuer, if the issuer experiences financial or operational challenges, the Adviser and its affiliates may seek a liquidation of the issuer on behalf of the client that holds the debt securities, whereas the client holding the equity securities may benefit from a reorganization of the issuer. Thus, in such situations, the actions taken by the Adviser or its affiliates on behalf of one client can negatively impact securities held by another client. Alternatively, for example, if a client owns a security while seeking short-term capital appreciation that Adviser may vote proxies or engage with the issuer (as applicable) in pursuit of that goal — which could negatively impact clients who hold the same security but are seeking long-term capital appreciation. These conflicts also exist as between the Adviser's clients, including a Fund, and the Affiliated Investment Accounts managed by the Adviser's investment adviser affiliates.

In addition, in certain circumstances, the Adviser restricts, limits or reduces the amount of the Fund's investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Morgan Stanley) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests.

The Adviser and its affiliates may give advice and recommend securities to other clients which may differ from advice given to, or securities recommended or bought for, a Fund even though such other clients' investment objectives may be similar to those of the Fund and the Adviser may make decisions for a Fund that may be more beneficial to one type of shareholder than another.

The Adviser and its affiliates manage long and short portfolios. The simultaneous management of long and short portfolios creates conflicts of interest in portfolio management and trading in that opposite directional positions may be taken in client accounts, including client accounts managed by the same investment team, and creates risks such as: (i) the risk that short sale activity could adversely affect the market value of long positions in one or more portfolios (and vice versa) and (ii) the risks associated with the trading desk receiving opposing orders in the same security simultaneously. The Adviser and its affiliates have adopted policies and procedures that are reasonably designed to mitigate these conflicts. In certain circumstances, the Adviser invests on behalf of itself in securities and other instruments that would be appropriate for, held by, or may fall within the investment guidelines of its clients, including a Fund. At times, the Adviser may give advice or take action for its own accounts that differs from, conflicts with, or is adverse to advice given to, action taken for or the interests of any client.

From time to time, conflicts also arise due to the fact that certain securities or instruments may be held in some client accounts, including a Fund, but not in others, or that client accounts may have different amounts of holdings in certain securities or instruments. In addition, due to differences in the investment strategies or restrictions among client accounts, the Adviser may take action with respect to one account that differs from the action taken with respect to another account. In some cases, a client account

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

may compensate the Adviser based on the performance of the securities held by that account or pay a higher overall fee rate. The existence of such a performance based fee or higher fee rates may create additional conflicts of interest for the Adviser in the allocation of management time, resources and investment opportunities. The Adviser has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the Adviser's trading practices, including, among other things, the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

In addition, at times an investment team will give advice or take action with respect to the investments of one or more clients that is not given or taken with respect to other clients with similar investment programs, objectives, and strategies. Accordingly, clients with similar strategies will not always hold the same securities or instruments or achieve the same performance. The Adviser's investment teams also advise clients with conflicting programs, objectives or strategies. These conflicts also exist as between the Adviser's clients, including the Fund, and the Affiliated Investment Accounts managed by the Adviser's investment adviser affiliates.

From time to time, the Adviser or its affiliates may provide opportunities to Affiliated Investment Accounts (including potentially a Fund) or other clients to make investments in companies (such as in equity, debt or other securities issued by companies) or to engage in transactions involving companies (such as refinancing, restructuring or other transactions) in which certain Affiliated Investment Accounts (including potentially a Fund) or other clients have already invested. These investments can create conflicts of interest, including those associated with the assets of a Fund potentially providing value to, or otherwise supporting the investments of, other Affiliated Investment Accounts or other clients and potentially diluting or otherwise adversely affecting a Fund previously invested in the company.

Morgan Stanley and its affiliates maintain separate trading desks that operate independently of each other and do not share information with the Adviser. The Morgan Stanley and affiliate trading desks may compete against the Adviser trading desks when implementing buy and sell transactions, possibly causing certain Affiliated Investment Accounts (including potentially a Fund) to pay more or receive less for a security than other Affiliated Investment Accounts.

Investments by Separate Investment Departments.  For the Adviser and certain of its investment adviser affiliates, the entities and individuals that provide investment-related services can differ by client, investment function, or business line (each, an "Investment Department" and collectively, the "Investment Departments"). Nonetheless, Investment Departments (with certain exceptions) can engage in discussions and share information and resources with another Investment Department (or a team within the other Investment Department) regarding investment-related matters. The sharing of information and resources between the Investment Departments is designed to further increase the knowledge and effectiveness of each Investment Department. However, an investment team's decisions as to the use of shared research and participation in discussions with another Investment Department could adversely impact a client. Certain investment teams within one Investment Department could make investment decisions and execute trades together with investment teams within other Investment Departments. Other investment teams make investment decisions and execute trades independently. This could cause the quality and price of execution, and the performance of investments and accounts, to vary. Internal policies and procedures set forth the guidelines under which securities and securities trades can be crossed, aggregated, and coordinated between accounts serviced by different Investment Departments. Internal policies and procedures take into

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December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

consideration a variety of factors, including the primary market in which such security trades. If a security or securities trade is ineligible for crossing, aggregation, or other coordinated trading, then each Investment Department will execute such trades independently of the other.

Payments to Broker-Dealers and Other Financial Intermediaries.  The Adviser, Distributor and/or their affiliates may pay compensation, out of their own funds and not as an expense of the Fund, to certain Financial Intermediaries (which may include affiliates of the Adviser and the Distributor), including recordkeepers and administrators of various deferred compensation plans, in connection with the sale, distribution, marketing and retention of shares of the Fund and/or shareholder servicing. For example, the Adviser or the Distributor may pay additional compensation to a Financial Intermediary for, among other things, promoting the sale and distribution of Fund shares, providing access to various programs, mutual fund platforms or preferred or recommended mutual fund lists that may be offered by a Financial Intermediary, granting the Distributor access to a Financial Intermediary's financial advisors and consultants, providing assistance in the ongoing education and training of a Financial Intermediary's financial personnel, furnishing marketing support, maintaining share balances and/or for sub-accounting, recordkeeping, administrative, shareholder or transaction processing services. Such payments are in addition to any distribution fees, shareholder servicing fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on various factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other Morgan Stanley Funds), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), a Fund's advisory fee, some other agreed upon amount or other measures as determined from time to time by the Adviser and/or the Distributor. The amount of these payments may be different for different Financial Intermediaries.

In certain cases, payments to broker-dealers and other Financial Intermediaries may be shared by and among the Adviser, the Distributor and their affiliates. The prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and should review carefully any disclosures provided by Financial Intermediaries as to their compensation.

The additional compensation received by a given Financial Intermediary from the Adviser and/or the Distributor may vary from the additional compensation received by the Financial Intermediary in respect of an Affiliated Investment Account managed by an affiliate of the Adviser or principally underwritten by an affiliate of the Distributor. In such circumstances, differences in the prospect of receiving, or the receipt of, additional compensation, as described above, by Financial Intermediaries may provide such Financial Intermediaries and their financial advisors and other salespersons with an incentive to favor sales of shares of one Affiliated Investment Account over other investment options with respect to which these Financial Intermediaries do not receive additional compensation (or receives lower levels of additional compensation).

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

Morgan Stanley Trading and Principal Investing Activities.  Notwithstanding anything to the contrary herein, Morgan Stanley will generally conduct its sales and trading businesses, publish research and analysis, and render investment advice without regard for a Fund's holdings, although these activities could have an adverse impact on the value of one or more of the Fund's investments, or could cause Morgan Stanley to have an interest in one or more portfolio investments that is different from and potentially adverse to that of a Fund. Furthermore, from time to time, the Adviser or its affiliates may invest "seed" capital in a Fund, typically to enable the Fund to commence investment operations and/or achieve sufficient scale, as further described below. The Adviser and its affiliates may hedge such seed capital exposure by investing in derivatives or other instruments expected to produce offsetting exposure. Such hedging transactions, if any, would occur outside of a Fund and could adversely affect a Fund's investments.

Morgan Stanley's sales and trading, financing and principal investing businesses (whether or not specifically identified as such, and including Morgan Stanley's trading and principal investing businesses) will not be required to offer any investment opportunities to a Fund. These businesses may encompass, among other things, principal trading activities as well as principal investing.

Morgan Stanley's sales and trading, financing and principal investing businesses have acquired or invested in, and in the future may acquire or invest in, minority and/or majority control positions in equity or debt instruments of diverse public and/or private companies. Such activities may put Morgan Stanley in a position to exercise contractual, voting or creditor rights, or management or other control with respect to securities or loans of portfolio investments or other issuers, and in these instances Morgan Stanley may, in its discretion and subject to applicable law, act to protect its own interests or interests of clients, and not a Fund's interests.

Subject to the limitations of applicable law, a Fund may purchase from or sell assets to, or make investments in, companies in which Morgan Stanley has or may acquire an interest, including as an owner, creditor or counterparty.

Morgan Stanley's Investment Banking and Other Commercial Activities.  Morgan Stanley advises clients on a variety of mergers, acquisitions, restructuring, bankruptcy and financing transactions. Morgan Stanley may act as an advisor to clients, including other investment funds that may compete with a Fund and with respect to investments that a Fund may hold. Morgan Stanley may give advice and take action with respect to any of its clients or proprietary accounts that may differ from the advice given, or may involve an action of a different timing or nature than the action taken, by a Fund. Morgan Stanley may give advice and provide recommendations to persons competing with a Fund and/or any of a Fund's investments that are contrary to the Fund's best interests and/or the best interests of any of its investments.

Morgan Stanley could be engaged in financial advising, whether on the buy-side or sell-side, or in financing or lending assignments that could result in Morgan Stanley determining in its discretion or being required to act exclusively on behalf of one or more third parties, which could limit a Fund's ability to transact with respect to one or more existing or potential investments. Morgan Stanley may have relationships with third-party funds, companies or investors who may have invested in or may look to invest in portfolio companies, and there could be conflicts between a Fund's best interests, on the one hand, and the interests of a Morgan Stanley client or counterparty, on the other hand.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

To the extent that Morgan Stanley advises companies in financial restructurings outside of, prior to or after filing for protection under Chapter 11 of the U.S. Bankruptcy Code or similar laws in other jurisdictions, the Adviser's flexibility in making investments in such restructurings on a Fund's behalf, or participating on steering committees and other committees in connection with existing investments, may be limited.

Morgan Stanley could provide investment banking services to competitors of portfolio companies, as well as to private equity and/or private credit funds; such activities may present Morgan Stanley with a conflict of interest vis-a-vis a Fund's investment and may also result in a conflict in respect of the allocation of investment banking resources to portfolio companies.

To the extent permitted by applicable law, Morgan Stanley may provide a broad range of financial services to companies in which a Fund invests, including strategic and financial advisory services, interim acquisition financing and other lending and underwriting or placement of securities, and Morgan Stanley generally will be paid fees (that may include warrants or other securities) for such services. Morgan Stanley will not share any of the foregoing interest, fees and other compensation received by it (including, for the avoidance of doubt, amounts received by the Adviser) with a Fund, and any advisory fees payable will not be reduced thereby.

Morgan Stanley may be engaged to act as a financial advisor to a company in connection with the sale of such company, or subsidiaries or divisions thereof, may represent potential buyers of businesses through its mergers and acquisition activities and may provide lending and other related financing services in connection with such transactions. Morgan Stanley's compensation for such activities is usually based upon realized consideration and is usually contingent, in substantial part, upon the closing of the transaction. Under these circumstances, a Fund may be precluded from participating in a transaction with or relating to the company being sold or participating in any financing activity related to merger or acquisition.

The involvement or presence of Morgan Stanley in the investment banking and other commercial activities described above (or the financial markets more broadly) may restrict or otherwise limit investment opportunities that may otherwise be available to the Fund. For example, issuers may hire and compensate Morgan Stanley to provide underwriting, financial advisory, placement agency, brokerage services or other services and, because of limitations imposed by applicable law and regulation, a Fund may be prohibited from buying or selling securities issued by those issuers or participating in related transactions or otherwise limited in its ability to engage in such investments.

In addition, in situations where the Adviser is required to aggregate its positions with those of other Morgan Stanley business units for position limit calculations, the Adviser may have to refrain from making investments due to the positions held by other Morgan Stanley business units or their clients. There may be other situations where the Adviser refrains from making an investment or refrains from taking certain actions related to the management of such investment due to, among other reasons, additional disclosure obligations, regulatory requirements, policies, and reputational risk, or the Adviser may limit purchases or sales of securities in respect of which Morgan Stanley is engaged in an underwriting or other distribution capacity.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

Morgan Stanley's Marketing Activities.  Morgan Stanley is engaged in the business of underwriting, syndicating, brokering, administering, servicing, arranging and advising on the distribution of a wide variety of securities and other investments in which a Fund may invest. Subject to the restrictions of the 1940 Act, including Sections 10(f) and 17(e) thereof, a Fund may invest in transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent and receives fees or other compensation from the sponsors of such products or securities. Any fees earned by Morgan Stanley in such capacity will not be shared with the Adviser or the Fund. Certain conflicts of interest, in addition to the receipt of fees or other compensation, would be inherent in these transactions. Moreover, the interests of one of Morgan Stanley's clients with respect to an issuer of securities in which a Fund has an investment may be adverse to the Adviser's or a Fund's best interests. In conducting the foregoing activities, Morgan Stanley will be acting for its other clients and will have no obligation to act in the Adviser's or the Fund's best interests. Due to the restrictions of the 1940 Act, a Fund may be restricted from participating in certain transactions in which Morgan Stanley acts as underwriter, placement agent, syndicator, broker, administrative agent, servicer, advisor, arranger or structuring agent, including transactions that would otherwise be beneficial to the Fund.

Client Relationships.  Morgan Stanley has existing and potential relationships with a significant number of corporations, institutions and individuals. In providing services to its clients, Morgan Stanley may face conflicts of interest with respect to activities recommended to or performed for such clients, on the one hand, and a Fund, its shareholders or the entities in which the Fund invests, on the other hand. In addition, these client relationships may present conflicts of interest in determining whether to offer certain investment opportunities to a Fund. In acting as principal or in providing advisory and other services to its other clients, Morgan Stanley may engage in or recommend activities with respect to a particular matter that conflict with or are different from activities engaged in or recommended by the Adviser on a Fund's behalf.

Principal Investments.  There may be situations in which a Fund's interests may conflict with the interests of one or more general accounts of Morgan Stanley and its affiliates or accounts managed by Morgan Stanley or its affiliates. This may occur because these accounts hold public and private debt and equity securities of many issuers which may be or become portfolio companies, or from whom portfolio companies may be acquired.

Transactions with Portfolio Companies of Affiliated Investment Accounts.  The companies in which a Fund may invest may be counterparties to or participants in agreements, transactions or other arrangements with portfolio companies or other entities of portfolio investments of Affiliated Investment Accounts (for example, a company in which a Fund invests may retain a company in which an Affiliated Investment Account invests to provide services or may acquire an asset from such company or vice versa). Certain of these agreements, transactions and arrangements involve fees, servicing payments, rebates and/or other benefits to Morgan Stanley or its affiliates. For example, portfolio entities may, including at the encouragement of Morgan Stanley, enter into agreements regarding group procurement and/or vendor discounts. Morgan Stanley and its affiliates may also participate in these agreements and may realize better pricing or discounts as a result of the participation of portfolio entities. To the extent permitted by applicable law, certain of these agreements may provide for commissions or similar payments and/or discounts or rebates to be paid to a portfolio entity of an Affiliated Investment Account, and such payments or discounts or rebates may also be made directly to Morgan Stanley or its affiliates. Under these arrangements, a particular portfolio company or other entity may benefit to a greater degree than the other

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

participants, and the Morgan Stanley Funds, investment vehicles and accounts (which may or may not include a Fund) that own an interest in such entity will receive a greater relative benefit from the arrangements than the Morgan Stanley Funds, investment vehicles or accounts that do not own an interest therein. Fees and compensation received by portfolio companies of Affiliated Investment Accounts in relation to the foregoing will not be shared with the Fund or offset advisory fees payable.

Investments in Portfolio Investments of Other Funds.  To the extent permitted by applicable law, when the Fund invests in certain companies or other entities, other funds affiliated with or advised by the Adviser may have made or may be making an investment in such companies or other entities. Other funds that have been or may be managed by the Adviser may invest in the companies or other entities in which a Fund has made an investment. Under such circumstances, a Fund and such other funds may have conflicts of interest (e.g., over the terms, exit strategies and related matters, including the exercise of remedies of their respective investments). If the interests held by a Fund or other fund are different from (or take priority over or are subordinate to) those held by the Fund or such other funds, the Adviser may be required to make a selection at the time of conflicts between the interests held by such other funds and the interests held by a Fund.

Investments in Morgan Stanley Funds and Other Funds.  To the extent permitted by applicable law, a Fund may invest in a fund affiliated with the Adviser or its affiliates or a fund advised by the Adviser or its affiliates. In connection with any such investments, an investing Fund, to the extent permitted by the 1940 Act, will pay all advisory, administrative and/or Rule 12b-1 fees applicable to the investment. Investments by the Fund in a fund affiliated with the Adviser or its affiliates or a fund advised by the Adviser or its affiliates present potential conflicts of interest, including potential incentives to invest in smaller or newer funds to increase asset levels or to otherwise provide greater viability for funds. The Adviser voluntarily waives advisory fees (or unitary management fees, as applicable) of the Fund associated with investments by the Fund in a fund advised by the Adviser or its affiliates, which will reduce, but will not eliminate, these types of conflicts.

The Affiliated Investment Accounts (including the Funds) may, individually or in the aggregate, own a substantial percentage of a Fund. Further, the Adviser, its affiliates, or another entity (i.e., a seed investor) may invest in the Funds at or near the establishment of such Funds, which may facilitate the Funds achieving a specified size or scale. The Adviser and/or its affiliates may make payments to an investor that contributes seed capital to a Fund. Such payments may continue for a specified period of time and/or until a specified dollar amount is reached, and will be made from the assets of the Adviser and/or such affiliates (and not the applicable Fund). Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund, particularly after payments from the Adviser and/or its affiliates have ceased. Such redemptions could negatively impact the Fund's liquidity, expenses and market price of its shares, as applicable.

Allocation of Expenses.  Expenses may be incurred that are attributable to a Fund and one or more other Affiliated Investment Accounts (including in connection with issuers in which a Fund and such other Affiliated Investment Accounts have overlapping investments). The allocation of such expenses among such entities raises potential conflicts of interest. The Adviser and its affiliates intend to allocate such common expenses among a Fund and any such other Affiliated Investment Accounts on a pro rata basis or in such other manner as the Adviser deems to be fair and equitable or in such other manner as may be required by applicable law.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

Temporary Investments.  To more efficiently invest short-term cash balances held by a Fund, the Adviser may invest such balances on an overnight "sweep" basis in shares of one or more money market funds or other short-term vehicles. The investment adviser to these money market funds or other short-term vehicles may be the Adviser (or an investment adviser affiliate) to the extent permitted by applicable law, including Rule 12d1-1 under the 1940 Act. In such a case, the Adviser or investment adviser affiliate may receive asset-based fees in respect of a Fund's investment (which will reduce the net return realized by a Fund). For additional information regarding investments in other funds, see the section "Investments in Morgan Stanley Funds and Other Funds," above.

Transactions with Affiliates.  The Adviser and any investment sub-adviser might purchase securities from underwriters or placement agents in which a Morgan Stanley affiliate is a member of a syndicate or selling group, as a result of which an affiliate might benefit from the purchase through receipt of a fee or otherwise. Neither the Adviser nor any investment sub-adviser will purchase securities on behalf of a Fund from an affiliate that is acting as a manager of a syndicate or selling group. Purchases by the Adviser on behalf of a Fund from an affiliate acting as a placement agent must meet the requirements of applicable law. Furthermore, Morgan Stanley may face conflicts of interest when a Fund uses service providers affiliated with Morgan Stanley because Morgan Stanley receives greater overall fees when they are used.

Affiliated Indexes.  An investment adviser affiliate(s) of the Adviser develops, owns and operates indexes ("Indexes"), and may continue to do so in the future, based on investment and trading strategies and concepts developed by the Adviser and/or its investment adviser affiliates ("Adviser Strategies"). Some of the Funds seek to track the performance of the Indexes. The Adviser manages Accounts which track the same Indexes used by the Funds or which are based on the same, or substantially similar, Adviser Strategies that are used in the operation of the Indexes and the Funds. The operation of the Indexes, the Funds and the Accounts in this manner gives rise to potential conflicts of interest. For example, Accounts that track the same Indexes used by the Funds may engage in purchases and sales of securities prior to when the Index and the Funds engage in similar transactions because such Accounts may be managed and rebalanced on an ongoing basis, whereas the Funds' portfolios may only be rebalanced on a periodic or other basis subsequent to the rebalancing of the Index.

The Adviser has adopted policies and procedures that are designed to address potential conflicts that arise in connection with the operation of the Indexes, the Funds and the Accounts. The Adviser has established certain information barriers and other policies designed to address the sharing of information between different businesses within the Investment Adviser, including with respect to personnel responsible for constructing and maintaining the Indexes and those involved in decision-making for the Funds.

Valuation of the Funds' Investments.  The Adviser performs certain valuation services related to securities and other assets held by the Funds and performs such services in accordance with its valuation policies. The Adviser will face a conflict with respect to valuation of the Funds' investments generally because of the effect of such valuations on the Adviser's fees and other compensation and performance of the Funds.

Proxy Voting by the Adviser.  The Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Potential Conflicts of Interest (unaudited) (cont'd)

made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Adviser in respect of securities held by the Funds may benefit the interests of Morgan Stanley and/or accounts other than the Funds. Further, the Adviser may make different proxy voting decisions in respect of the same security held by clients with different investment objectives or strategies. For a more detailed discussion of these policies and procedures, see the section of the Statement of Additional Information entitled "Morgan Stanley Investment Management Proxy Voting Policy and Procedures."

Potential Conflict of Interest Related to Use of Sub-Adviser(s).  To the extent the Adviser to a Fund engages affiliated and/or unaffiliated sub-advisers, the Adviser generally expects to compensate the sub-adviser out of the advisory fee it receives from the Fund, which creates an incentive for the Adviser to select sub-adviser(s) with lower fee rates or to select affiliated sub-adviser(s). In addition, a sub-adviser may have interests and relationships that create actual or potential conflicts of interest related to their management of Fund assets allocated to or managed by the sub-adviser. These conflicts may be similar to or different from the conflicts described herein related to Morgan Stanley and its investment advisory affiliates. For additional information about potential conflicts of interest for each sub-adviser(s) can be found in the relevant sub-adviser's Form ADV. A copy of Part 1 and Part 2 of a sub-adviser's Form ADV is available on the SEC's website (www.adviserinfo.sec.gov).

Electronic Communication Networks and Alternative Trading Systems.  The Adviser's affiliate(s) have ownership interests in and/ or board seats on electronic communication networks ("ECNs") or other alternative trading systems ("ATSs"). In certain instances the Adviser's affiliate(s) could be deemed to control one or more of such ECNs or ATSs based on the level of such ownership interests and whether such affiliates are represented on the board of such ECNs or ATSs. Consistent with its fiduciary obligation to seek best execution, the Adviser may, from time to time, directly or indirectly, effect client trades through ECNs or other ATSs in which the Firm's affiliates have or could acquire an interest or board seat. These affiliates might receive an indirect economic benefit based upon their ownership in the ECNs or other ATSs. The Adviser will, directly or indirectly, execute through an ECN or other ATSs in which an affiliate has an interest only in situations where the Adviser or the broker dealer through whom it is accessing the ECN or ATS reasonably believes such transaction will be in the best interest of its clients and the requirements of applicable law have been satisfied.

General Process for Potential Conflicts.  All of the transactions described above involve the potential for conflicts of interest between the Adviser, related persons of the Adviser and/or their clients. The Advisers Act, the 1940 Act and ERISA impose certain requirements designed to decrease the possibility of conflicts of interest between an investment adviser and its clients. In some cases, transactions may be permitted subject to fulfillment of certain conditions. Certain other transactions may be prohibited. In addition, the Adviser has instituted policies and procedures designed to prevent conflicts of interest from arising and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law. The Adviser seeks to ensure that potential or actual conflicts of interest are appropriately resolved taking into consideration the overriding best interests of the client.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Recent Changes (unaudited)

The following information in this annual report is a summary of certain changes since December 31, 2024. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Change to Principal Risk Factors

The Fund has materially updated the Market and Geopolitical and Active Management risk factors to reflect certain risks associated with the current global economic, social and political environments

During the year ended December 31, 2025, except as noted above, there were: (i) no material changes in the Fund's investment objectives or policies that have not been approved by shareholders, (ii) no changes in the Fund's charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders, (iii) no material changes to the principal risk factors associated with investment in the Fund, and (iv) no change in the persons primarily responsible for the day-to-day management of the Fund's portfolio.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Important Notices (unaudited)

Reporting to Shareholders

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual and annual reports are filed electronically with the Securities and Exchange Commission ("SEC") on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley makes these reports available on its public website, www.morganstanley.com/im/shareholderreports. Each Morgan Stanley non-money market fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters as an attachment to Form N-PORT and monthly holding for each money market fund on Form N-MFP. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, but makes the complete schedule of portfolio holdings for the Fund's first and third fiscal quarters available on its public website. The holdings for each money market fund are also posted to the Morgan Stanley public website. You may, however, obtain Form N-PORT filings (as well as the Form N-CSR, N-CSRS and N-MFP filings) by accessing the SEC's website, www.sec.gov. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov).

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund provides a complete schedule of portfolio holdings on the public website on a monthly basis at least 15 calendar days after month end and under other conditions as described in the Fund's policy on portfolio holdings disclosure. You may obtain copies of the Fund's monthly website postings by calling toll free 1(800) 231-2608.

Proxy Voting Policies and Procedures and Proxy Voting Record

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 231-2608 or by visiting our website at https://www.morganstanley.com/im/en-us/institutional-investor/about-us/proxy-voting-and-procedures.html. This information is also available on the SEC's web site at www.sec.gov.

Share Repurchase Program

You can access information about the monthly share repurchase results through Morgan Stanley Investment Management's website: www.morganstanley.com/im/shareholderreports.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

U.S. Customer Privacy Notice (unaudited)  March 2025

FACTS	WHAT DOES MSIM DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
◼ Social Security number and income
◼ investment experience and risk tolerance
◼ checking account information and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons MSIM chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MSIM share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don't share
For our affiliates' everyday business purposes — information about your transactions and experiences	Yes	No*
For our affiliates' everyday business purposes — information about your creditworthiness	Yes	Yes*
For our affiliates to market to you	Yes	Yes*
For nonaffiliates to market to you	No	We don't share

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

U.S. Customer Privacy Notice (unaudited) (cont'd)  March 2025

To limit our sharing	Call toll-free (844) 312-6327 or email: msimprivacy@morganstanley.com. Please include your name, address, and first three digits (and only the first three digits) of your account number in the email. If we serve you through an investment professional, please contact them directly. Specific Internet addresses, mailing addresses, and telephone numbers are listed on your statements and other correspondence.
PLEASE NOTE: If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.
Questions?	Call toll-free (844) 312-6327 or email: msimprivacy@morganstanley.com

Who we are

Who is providing this notice?	Morgan Stanley Investment Management Inc. and its investment management affiliates ("MSIM") (See Affiliates definition below.)

What we do

How does MSIM protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We have policies governing the proper handling of customer information by personnel and requiring third parties that provide support to adhere to appropriate security standards with respect to such information.

How does MSIM collect my personal information?	We collect your personal information, for example, when you
◼ open an account or make deposits or withdrawals from your account
◼ buy securities from us or make a wire transfer
◼ give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only
◼ sharing for affiliates' everyday business purposes — information about your creditworthiness
◼ affiliates from using your information to market to you
◼ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing. (See below for more on your rights under state law.)

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

U.S. Customer Privacy Notice (unaudited) (cont'd)  March 2025

What we do

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies.
◼ Our affiliates include registered investment advisers such as Eaton Vance Management and Calvert Research and Management, registered broker-dealers such as Morgan Stanley Distributors Inc. and Eaton Vance Distributors, Inc., and registered and unregistered funds sponsored by Morgan Stanley Investment Management such as the registered funds within Morgan Stanley Institutional Fund, Inc. (together, the "Investment Management Affiliates"); and companies with a Morgan Stanley name and financial companies such as Morgan Stanley Barney LLC and Morgan Stanley & Co. (the, "Morgan Stanley Affiliates").
Nonaffiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ◼ MSIM does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. ◼ MSIM doesn't jointly market

Other important information

* Please Note: MSIM does not share your creditworthiness information or your transactions and experiences information with the Morgan Stanley Affiliates, nor does MSIM enable the Morgan Stanley Affiliates to market to you. Your opt outs will prevent MSIM from sharing your creditworthiness information with the Investment Management Affiliates and will prevent the Investment Management Affiliates from marketing their products to you.

Vermont: Except as permitted by law, we will not share personal information we collect about Vermont residents with Nonaffiliates unless you provide us with your written consent to share such information.

California: Except as permitted by law, we will not share personal information we collect about California residents with Nonaffiliates and we will limit sharing such personal information with our Affiliates to comply with California privacy laws that apply to us.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Directors and Officers Information (unaudited)

Independent Directors:

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Frances L. Cashman c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1961	Director	Since February 2022	Chief Executive Officer, Asset Management Portfolio, Delinian Ltd. (financial information) (2021-2024); Executive Vice President and various other roles, Legg Mason & Co. (asset management) (2010-2020); Managing Director, Stifel Nicolaus (2005-2010).	80

Board Director and Member of the Membership Committee, Mutual Fund Directors Forum (since May 2025); Trustee and Member of the Audit and Investment Committees, Baltimore Equitable Insurance (since May 2025); Board Director and Member of the Marketing Committee, Archdiocese of Baltimore School Board (since May 2025); Trustee, Chair of the Advancement Committee and Member of the Investment Committee, Cristo Rey Jesuit High School (since December 2024); Trustee and Investment Committee Member, Georgia Tech Foundation (Since June 2019); Formerly, Trustee and Chair of Marketing Committee, and Member of Finance Committee, Loyola Blakefield (2017-2023); Formerly, Trustee, MMI Gateway Foundation (2017-2023).

Nancy C. Everett c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1955	Director	Since January 2015

Chairperson of the Equity Investment Committee (since January 2021); Director or Trustee of various Morgan Stanley Funds (since January 2015); Owner, OBIR, LLC (institutional investment management consulting) (since June 2014); Formerly, Interim Vice President for Investment Management, Dominion Energy (2024-2025); Formerly, Chief Executive Officer of Virginia Commonwealth University Investment Company (2015-2024); formerly, Managing Director, BlackRock, Inc. (February 2011-December 2013) and Chief Executive Officer, General Motors Asset Management (a/k/a Promark Global Advisors, Inc.) (June 2005-May 2010).

				80

Formerly, Member of Virginia Commonwealth University School of Business Foundation (2005-2016); Member of Virginia Commonwealth University Board of Visitors (2013-2015); Member of Committee on Directors for Emerging Markets Growth Fund, Inc. (2007-2010); Chairperson of Performance Equity Management, LLC (2006-2010); and Chairperson, GMAM Absolute Return Strategies Fund, LLC (2006-2010).

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Eddie A. Grier c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1955	Director	Since February 2022	Dean, Santa Clara University Leavey School of Business (2021-2025); Dean, Virginia Commonwealth University School of Business (2010-2021); President and various other roles, Walt Disney Company (entertainment and media) (1981-2010).	80

Formerly, Director, Witt/Kieffer, Inc. (executive search) (2016-2024); Director, NuStar GP, LLC (energy) (2021-2024); Director, Sonida Senior Living, Inc. (residential community operator) (2016-2021); Director, NVR, Inc. (homebuilding) (2013-2020); Director, Middleburg Trust Company (wealth management) (2014-2019); Director, Colonial Williamsburg Company (2012-2021); Regent, University of Massachusetts Global (since 2021); Director and Chair, ChildFund International (2012-2021); Trustee, Brandman University (2010-2021); Director, Richmond Forum (2012-2019).

Jakki L. Haussler c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1957	Director	Since January 2015	Chairperson of the Audit Committee (since January 2023) and Director or Trustee of various Morgan Stanley Funds (since January 2015); Chairman, Opus Capital Group (since 1996); formerly, Chief Executive Officer, Opus Capital Group (1996-2019); Director, Capvest Venture Fund, LP (May 2000-December 2011); Partner, Adena Ventures, LP (July 1999-December 2010); Director, The Victory Funds (February 2005-July 2008).	80

Director, Ingram Micro Holding Corporation and Member, Nominating and Corporate Governance Committee (since October 2024); Director, Vertiv Holdings Co. (VRT) (since August 2022); Director of Cincinnati Bell Inc. and Member, Audit Committee and Chairman, Governance and Nominating Committee (2008-2021); Director of Service Corporation International and Member of the Audit Committee and Chair of the Investment Committee; Formerly, Director, Barnes Group Inc. (2021-2025); Member of Chase College of Law Center for Law and Entrepreneurship Board of Advisors; Director of Best Transport (2005-2019); Director of Chase College of Law Board of Visitors; formerly, Member, University of Cincinnati Foundation Investment Committee.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Directors and Officers Information (unaudited) (cont'd)

Independent Directors (cont'd):

Name, Address and Birth Year of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years and Other Relevant Professional Experience	Number of Funds in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director During Past 5 Years***
Patricia A. Maleski c/o Morgan, Lewis & Bockius LLP Counsel to the Independent Directors One State Street Hartford, CT 06103 Birth Year: 1960	Director	Since January 2017	Chairperson of the Compliance and Insurance Committee; Director or Trustee of various Morgan Stanley Funds (since January 2017); Managing Director, JPMorgan Asset Management (2004-2016); Oversight and Control Head of Fiduciary and Conflicts of Interest Program (2015-2016); Chief Control Officer — Global Asset Management (2013-2015); President, JPMorgan Funds (2010-2013); Chief Administrative Officer (2004-2013); various other positions including Treasurer and Board Liaison (since 2001).	80	Formerly, Trustee (January 2022 to March 2023), Treasurer (January 2023 to March 2023), and Finance Committee (January 2022 to March 2023), Nutley Family Service Bureau, Inc.

*  This is the earliest date the Director began serving the Morgan Stanley Funds. Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2025) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Directors at any time during the past five years.

Morgan Stanley India Investment Fund, Inc.

December 31, 2025

Directors and Officers Information (unaudited) (cont'd)

Executive Officers:

Name, Address and Birth Year of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Deidre A. Downes 1633 Broadway New York, NY 10019 Birth Year: 1977	Chief Compliance Officer	Since November 2021

Managing Director of the Adviser (since January 2024) and Chief Compliance Officer of various Morgan Stanley Funds (since November 2021). Formerly, Vice President and Corporate Counsel at PGIM and Prudential Financial (October 2016-December 2020).

John H. Gernon 1585 Broadway New York, NY 10036 Birth Year: 1963	President and Principal Executive Officer	Since September 2013

President and Principal Executive Officer of the Equity and Fixed Income Funds and the Morgan Stanley AIP Funds (since September 2013) and the Liquidity Funds and various money market funds (since May 2014) in the Fund Complex; Managing Director of the Adviser.

Michael J. Key 1585 Broadway New York, NY 10036 Birth Year: 1979	Vice President	Since June 2017

Vice President of the Equity and Fixed Income Funds, Liquidity Funds, various money market funds and the Morgan Stanley AIP Funds in the Fund Complex(since June 2017); Managing Director of the Adviser; Head of Product Development for Equity and Fixed Income Funds (since August 2013).

Deidre E. Walsh 1 Post Office Square Boston, MA 02109 Birth Year: 1971	Secretary and Chief Legal Officer	Since June 2025

Managing Director (since 2021) of the Adviser and various entities affiliated with the Adviser; Vice President of various entities affiliated with the Adviser (since 2003); Secretary (since June 2025) and Chief Legal Officer (since June 2025) of various Morgan Stanley Funds.

Francis J. Smith 750 Seventh Avenue New York, NY 10019 Birth Year: 1965	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Managing Director of the Adviser and various entities affiliated with the Adviser; Treasurer (since July 2003) and Principal Financial Officer of various Morgan Stanley Funds (since September 2002).

The Fund does not make available copies of its statement of additional information because the Fund's shares are not continuously offered, which means that the statement of additional information of the Fund has not been updated after completion of the Fund's offerings and the information contained in the Fund's statement of additional information may have become outdated.

*  This is the earliest date the officer began serving the Morgan Stanley Funds. Each officer serves an indefinite term, until his or her successor is elected.

(This page has been left blank intentionally.)

Adviser and Administrator

Morgan Stanley Investment Management Inc.
1585 Broadway
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company
2 Central Boulevard
#22-01 West Tower, IOI Central Boulevard
Towers, Singapore 018916

Custodian

State Street Bank and Trust Company
One Congress Street
Boston, Massachusetts 02114

Stockholder Servicing Agent

Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Morgan, Lewis & Bockius LLP
One State Street
Hartford, Connecticut 06103

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im/shareholderreports. All investments involve risks, including the possible loss of principal.

© 2025 Morgan Stanley

CEIIFAAN EXP 02.28.27

(b)	Not applicable.

Item 2. Code of Ethics

The registrant (sometimes referred to as the “Fund”) has adopted a code of ethics applicable to its Principal Executive Officer and Principal Financial Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by the report. The new Fund policy is substantially similar to the superseded Fund policy but now has an expanded scope that applies to 1940 Act Fund families. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant's Board of Directors has determined that Jakki L. Haussler, an “independent” Trustee, is an “audit committee financial expert" serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or the liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2024 and December 31, 2025 by the registrant’s principal accountant, Ernst & Young LLP, for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by Ernst & Young LLP during those periods.

2025

	Registrant		Covered Entities(1)
Audit Fees	$75,977		$	N/A
Non-Audit Fees
Audit Related Fees	$—	(2)		$—	(2)
Tax Fees	$—	(3)		$—	(4)
All Other Fees	$—			$—	(5)
Total Non-Audit Fees	$—			$—

Total	$75,977			$—

2024

	Registrant		Covered Entities(1)
Audit Fees	$75,977		$	N/A
Non-Audit Fees
Audit Related Fees	$—	(2)		$—	(2)
Tax Fees	$—	(3)		$—	(4)
All Other Fees	$—			$—	(5)
Total Non-Audit Fees	$—			$—

Total	$75,977			$—

N/A – Not applicable, as not required by Item 4.

(1) Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2) Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities' and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4) Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities' tax returns.

(5) The Fees included under “All Other Fees” are for services provided by Ernst & Young LLP related to surprise examinations for certain investment accounts to satisfy SEC Custody Rules and consulting services related to merger integration for sister entity to the Adviser.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the Audit Committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2)  No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) See table above.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Nancy C. Everett, Eddie A. Grier and Jakki L. Haussler.

Item 6. Schedule of Investments

(a)	Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

MSIM has adopted the “Equity Proxy Voting Policy and Procedures” (the “Equity Proxy Voting Policy”) for voting clients’ proxies. The Equity Proxy Voting Policy is reasonably designed to address and oversee the process by which proxies are voted in a manner free from material conflicts of interest and in the best interest of MSIM clients. MSIM has retained independent proxy services to provide assistance with proxy vote execution, reporting and record-keeping. The Equity Proxy Voting Policy, which applies globally, sets forth detailed guidelines as to how proxies will be voted on behalf of MSIM clients. The MSIM Proxy Review Committee (the “Proxy Review Committee”) through the Global Stewardship Team is responsible for updating and implementing the Equity Proxy Voting Policy; the Proxy Review Committee consists of members from MSIM’s global investment teams. The Proxy Review Committee meets as needed, but at least quarterly, to address ongoing proxy issues and conflicts of interest that arise in connection with proxy voting.

Item 13. Portfolio Managers of Closed-End Management Investment Companies

Morgan Stanley India Investment Fund, Inc.

FUND MANAGEMENT

PORTFOLIO MANAGEMENT. As of the date of this report, the Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The member of the team primarily responsible for the day-to-day management of the Fund's portfolio and the overall execution of the strategy of the Fund is Amay Hattangadi, a Managing Director of Morgan Stanley Investment Management Company (“MSIM Co.” or the “Sub-Adviser). Mr. Hattangadi has been associated with the Sub-Advisor in an investment management capacity since 2017 and, prior to that, it’s affiliates in an investment management capacity since 1997. Mr. Hattangadi began managing the Fund in March 2019.

The composition of the team may change from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

As of December 31, 2025:

Mr. Hattangadi managed 10 other registered investment company with a total of approximately $2.0 billion in assets; 3 pooled investment vehicles other than registered investment companies with a total of approximately $412.2 million in assets; and 11 other accounts with a total of approximately $8.3 billion in assets. Of these other accounts, 1 account with a total of approximately $21.6 million in assets had performance-based fees.

Because the portfolio manager manages assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s employee benefits and/or deferred compensation plans. The portfolio managers may have an incentive to favor these accounts over others. If the Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation granted to Investment Management employees are generally granted as a mix of deferred cash awards under the Investment Management Alignment Plan (IMAP) and equity-based awards in the form of stock units. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

● Cash Bonus.

● Deferred Compensation:

●	A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

●	IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Awards granted under IMAP are notionally invested in referenced funds available pursuant to the plan, which are funds advised by MSIM and its affiliates that are investment advisers. Portfolio managers are required to notionally invest a minimum of 40% of their account balance in the designated funds that they manage and are included in the IMAP notional investment fund menu.

●	Deferred compensation awards are typically subject to vesting over a multi-year period and are subject to cancellation through the payment date for competition, cause (i.e., any act or omission that constitutes a breach of obligation to the Company, including failure to comply with internal compliance, ethics or risk management standards, and failure or refusal to perform duties satisfactorily, including supervisory and management duties), disclosure of proprietary information, and solicitation of employees or clients. Awards are also subject to clawback through the payment date if an employee’s act or omission (including with respect to direct supervisory responsibilities) causes a restatement of the Firm’s consolidated financial results, constitutes a violation of the Firm’s global risk management principles, policies and standards, or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

MSIM compensates employees based on principles of pay-for-performance, market competitiveness and risk management. Eligibility for, and the amount of any, discretionary compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

●	Revenue and profitability of the business and/or each fund/account managed by the portfolio manager

●	Revenue and profitability of the Firm

●	Return on equity and risk factors of both the business units and Morgan Stanley

●	Assets managed by the portfolio manager

●	External market conditions

●	New business development and business sustainability

●	Contribution to client objectives

●	Team, product and/or MSIM and its affiliates that are investment advisers performance

●	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which may, in certain cases, be measured against the applicable benchmark(s) and/or peer group(s) over one, three and five-year periods)

●	Individual contribution and performance

Further, the Firm’s Global Incentive Compensation Discretion Policy requires compensation managers to consider only legitimate, business related factors when exercising discretion in determining variable incentive compensation, including adherence to Morgan Stanley’s core values, conduct, disciplinary actions in the current performance year, risk management and risk outcomes.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of December 31, 2025, the portfolio manager did not own any shares of the Fund.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
January 2025	10,181		N/A	N/A
February 2025	51,262		N/A	N/A
March 2025	25,490		N/A	N/A
April 2025	32,318		N/A	N/A
May 2025	4,904		N/A	N/A
June 2025	N/A		N/A	N/A
July 2025	19,311		N/A	N/A
August 2025	21,265		N/A	N/A
September 2025	16,601		N/A	N/A
October 2025	19,863		N/A	N/A
November 2025	11,124		N/A	N/A
December 2025	3,468		N/A	N/A
Total	215,787	$ 25.54	N/A	N/A

Item 15. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominee to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

Item 16. Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the registrant’s internal controls over financial reporting during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

(a) For the fiscal year ended December 31, 2025, the Fund earned income and incurred the following costs and expenses as a result of its securities lending activities:

		Cash					Total	Net Income
		Collateral					Costs of	from Securities
Gross	Revenue	Management	Administrative	Indemnification	Rebates to	Other	Securities	Lending
Income[1]	Split[2]	Fees[3]	Fees[4]	Fees[5]	Borrowers	Fees	Lending Activities	Activities
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

1.	Gross Income includes income from the reinvestment of cash collateral.
2.	Revenue split represents the share of revenue generated by the securities lending program and paid to State Street.
3.	Cash collateral management fees include fees deducted from a pooled cash collateral reinvestment vehicle that are not included in the revenue split.
4.	These administrative fees are not included in the revenue split.
5.	These indemnification fees are not included in the revenue split.

(b) Pursuant to an agreement between the Fund and State Street Bank and Trust Company (“State Street”), the Fund may lend its securities through State Street as securities lending agent to certain qualified borrowers. As securities lending agent of the Fund, State Street administers the Fund’s securities lending program. These services include arranging the loans of securities with approved borrowers and their return to the Fund upon loan termination, negotiating the terms of such loans, selecting the securities to be loaned and monitoring dividend activity relating to loaned securities. State Street also marks to market daily the value of loaned securities and collateral and may require additional collateral as necessary from borrowers. State Street may also, in its capacity as securities lending agent, invest cash received as collateral in pre-approved investments in accordance with the Securities Lending Authorization Agreement. State Street maintains records of loans made and income derived therefrom and makes available such records that the Fund deems necessary to monitor the securities lending program.

Item 18. Recovery of Erroneously Awarded Compensation

Not applicable.

Item 19. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Principal Financial Officer’s Section 302 certification.
(a)(2)(ii)	Principal Executive Officer’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley India Investment Fund, Inc.

By:	/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

Date:	February 26, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Francis J. Smith
Francis J. Smith
Principal Financial Officer

Date:	February 26, 2026

By:	/s/ John H. Gernon
John H. Gernon
Principal Executive Officer

Date:	February 26, 2026